   AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MARCH 17, 2006

                                                     1933 ACT FILE NO. 333-
                                                     1940 ACT FILE NO. 811-05348

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]  PRE-EFFECTIVE AMENDMENT NO.

[ ]  POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]  AMENDMENT NO. 12

                               THE THAI FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (Address of Principal Executive Offices
                    (Number, Street, City, State, Zip Code))

                                 (800) 221-6726
              (Registrant's Telephone Number, including Area Code)

                                   ----------

                          RONALD E. ROBISON, PRESIDENT
                               THE THAI FUND, INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
 (Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                                   ----------

                                   COPIES TO:
                          LEONARD B. MACKEY, JR., ESQ.
                             CLIFFORD CHANCE US LLP
                               31 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019
                                 (212) 878-8000

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check this box.
[ ]

It is proposed that this filing will become effective (check appropriate box)
[ ] when declared effective pursuant to section 8(c)

                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------------
                                              PROPOSED MAXIMUM   PROPOSED MAXIMUM
   TITLE OF SECURITIES       AMOUNT BEING      OFFERING PRICE        AGGREGATE           AMOUNT OF
    BEING REGISTERED          REGISTERED         PER UNIT(1)     OFFERING PRICE(1)   REGISTRATION FEE
------------------------   ----------------   ----------------   -----------------   ----------------

Common Stock, par value
   $0.01 per share......   3,320,650 shares        $10.10           $33,538,565         $3,588.63
-----------------------------------------------------------------------------------------------------

(1)  Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sale prices reported on the New York Stock
     Exchange on March 15, 2006.

                                   ----------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL
FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION
STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME
EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A),
MAY DETERMINE.

================================================================================

                                    FORM N-2

                              CROSS-REFERENCE SHEET

                        PARTS A AND B OF THE PROSPECTUS*

      ITEMS IN PART A AND B OF FORM N-2              LOCATION IN PROSPECTUS
      ---------------------------------              ----------------------

1.  Outside Front Cover......................   Outside Front Cover Page of Prospectus

2.  Cover Pages, Other Offering Information..   Inside Front and Outside Back Cover
                                                Page of Prospectus

3.  Fee Table and Synopsis...................   Fee Table; Prospectus Summary

4.  Financial Highlights.....................   Prospectus Summary; Financial
                                                Highlights

5.  Plan of Distribution.....................   Outside Front Cover Page of
                                                Prospectus; Prospectus Summary; The
                                                Offer

6.  Selling Stockholders.....................   Not Applicable

7.  Use of Proceeds..........................   Prospectus Summary; Use of Proceeds

8.  General Description of the Registrant....   Outside Front Cover Page of
                                                Prospectus; Prospectus Summary; The
                                                Fund; Investment Objective and
                                                Policies; Investment Limitations; Risk
                                                Factors and Special Considerations;
                                                Common Stock

9.  Management...............................   Management of the Fund; Portfolio
                                                Transactions and Brokerage; Common
                                                Stock; Custodian; Dividend Paying
                                                Agent, Transfer Agent and Registrar

10. Capital Stock, Long-Term Debt, and other
    Securities...............................   Common Stock; Dividends and
                                                Distributions; Dividend Reinvestment
                                                and Cash Purchase Plan; Taxation

11. Defaults and Arrears on Senior
    Securities...............................   Not Applicable

12. Legal Proceedings........................   Not Applicable

13. Table of Contents of the Statement of
    Additional Information...................   Not Applicable

14. Cover Page...............................   Not Applicable

15. Table of Contents........................   Not Applicable

16. General Information and History..........   Prospectus Summary; The Fund

17. Investment Objective and Policies........   Prospectus Summary; Investment
                                                Objective and Policies; Investment
                                                Limitations

18. Management...............................   Prospectus Summary; Management of the
                                                Fund

19. Control Persons and Principal Holders
    of Securities............................   Management of the Fund

20. Investment Advisory and Other Services...   Prospectus Summary; Management of the
                                                Fund; Custodian; Dividend Paying
                                                Agent, Transfer Agent and Registrar

21. Brokerage Allocation and Other
    Practices................................   Portfolio Transactions and Brokerage

22. Tax Status...............................   Taxation

23. Financial Statements.....................   Financial Statements

----------
*    Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B has been included in Part A. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

********************************************************************************

Information contained herein is subject to completion of amendment. A registration statement relating to these securities has been filed with the
Securities and Exchange Commission. These securities may not be sold nor may offer to buy be buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitue an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securites in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the seucurities laws of any such state.

********************************************************************************

PROSPECTUS

                              Subject to Completion
                   Preliminary Prospectus dated March 17, 2006

                                     SHARES
                               THE THAI FUND, INC.
                                  COMMON STOCK
                ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE RIGHTS
                     TO SUBSCRIBE FOR SHARES OF COMMON STOCK

                                   ----------

     The Thai Fund, Inc. (the "Fund") is issuing to its common stockholders of record as of _______, 2006 non-transferable rights. These rights will allow you to subscribe for one share of the Fund's common stock for each four rights held.
You will receive one right for each whole share of common stock that you hold of record as of _______, 2006. You need four rights to purchase one share at the subscription price. The Fund will not issue fractional shares upon the exercise of less than four rights. If you fully exercise all rights issued to you, you will be entitled to subscribe for additional shares that were not subscribed for by other stockholders. The rights will not be listed for trading on the New York
Stock Exchange or any other exchange; however, the shares issued upon the exercise of the rights will be listed for trading on the New York Stock Exchange under the symbol "TTF." The subscription price per share will be [ _______% of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the date on which the offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New
York Stock Exchange on the date on which the offer expires].

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON _______, 2006, UNLESS
EXTENDED. The Fund announced the offer after the close of business on the New
York Stock Exchange on March _______, 2006. The net asset value per share at the close of business on March _______, 2006 and _______, 2006 was $_______ and
$_______, respectively. Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders who exercise their rights will not know the purchase price of the shares when they make their investment decision. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

     The Fund is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of companies organized under the laws of the Kingdom of
Thailand. See "Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. Morgan Stanley Investment
Management Inc. acts as the Fund's U.S. Adviser and Administrator. MFC Asset
Management Public Company Limited acts as the Fund's Thai Adviser. The address of the Fund is 1221 Avenue of the Americas, New York, New York 10020, and the
Fund's telephone number is (800) 221-6726.

     INVESTMENT IN THE FUND'S COMMON STOCK INVOLVES CERTAIN RISKS THAT ARE NOT
TYPICALLY ASSOCIATED WITH INVESTMENTS IN THE SECURITIES OF U.S. ISSUERS, ARISING
IN PART FROM THE FUND'S INVESTMENTS IN SECURITIES OF THAI COMPANIES. SEE "RISK
FACTORS AND SPECIAL CONSIDERATIONS." In addition, as a result of the offer, stockholders of record on the record date who do not fully exercise their rights should expect that they will, upon completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case. See "Risk
Factors and Special Considerations--Risks Related to the Offer" and "The
Offer--Terms of the Offer."

     Please read this Prospectus carefully before investing and keep it for future reference. It sets forth concisely important information that a prospective investor ought to know before investing in the Fund. All questions and inquiries relating to the offer should be directed to the Information Agent,
Georgeson Shareholder Communications, Inc., 17 State Street, 10th Floor, New
York, New York 10004, toll free at (800) 509-4953, or (212) 440-9800. The Fund has filed additional information about the Fund and the offer with the U.S.
Securities and Exchange Commission (http://www.sec.gov). Copies of the Fund's
Annual Report may be obtained upon request, without charge, by writing to The
Thai Fund, Inc., c/o JPMorgan Chase Bank, 270 Park Avenue, New York, New York
10017, or by calling (800) 221-6726. You may also call this toll-free telephone number to request other information about the Fund or to make stockholder inquiries. The Fund makes available its annual and semi-annual reports, free of charge, on the Fund's website (http://www.morganstanley.com).

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S.
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

                   ESTIMATED
              SUBSCRIPTION PRICE                        ESTIMATED
                      (1)          SALES LOAD   PROCEEDS TO THE FUND (2)
              ------------------   ----------   ------------------------
Per Share..        $_______            $0               $_______
Total (3)..        $_______            $0               $_______

(1)  The estimated subscription price is based upon the average of the last reported sales price per share of the Fund's common stock on the New York
     Stock Exchange on _______, 2006 and the four preceding trading days.

(2)  After deduction of expenses payable by the Fund, estimated at US$_______.

(3)  Assumes that all rights are exercised in the Primary Subscription (as defined herein).

_______________, 2006

     Investment Policies. It is the policy of the Fund to invest, under normal market conditions, at least 80% of its net assets in equity securities of Thai companies. Such equity securities include common and preferred stock, convertible securities and warrants, to the extent available in Thailand. See
"Appendix A: The Kingdom of Thailand--Markets for Thailand Securities." The
balance of the Fund's net assets are normally invested in debt securities of
Thai companies, short-term debt securities of the Thai Government and in Thai money-market instruments, as well as in dollar-denominated debt securities of
U.S. issuers. The Fund is designed for U.S. and other non-Thai investors seeking to invest a portion of their assets in Thai securities. See "Investment
Objective and Policies."

     The information set forth in this Prospectus regarding Thailand, its economy and the Securities Exchange of Thailand has been extracted from various government and private publications. The Fund and its Board of Directors have not attempted to verify the statistical information presented in this
Prospectus. In this Prospectus, unless otherwise specified, all references to
"U.S. dollars," "US$" or "$" are to United States dollars, and to "Baht" and "B"
are to Thai Baht. On _______, 2006, the exchange rate published in The Wall
Street Journal was B = US$1.00 and, unless otherwise specified, all Thai Baht have been converted to U.S. dollars at that exchange rate. No representation is made that the Thai Baht or U.S. dollar amounts in this Prospectus could have been or could be converted into Thai Baht or U.S. dollars, as the case may be, at any particular rate or at all. See "Appendix A: The Kingdom of
Thailand--Foreign Exchange" for information regarding historical rates of exchange between the Thai Baht and the U.S. dollar. The fiscal years of the Fund referred to in this Prospectus are years ending December 31.

     Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

     NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY
INFORMATION OR TO REPRESENT ANYTHING NOT CONTAINED IN THIS PROSPECTUS. YOU MUST
NOT RELY ON ANY UNAUTHORIZED INFORMATION OR REPRESENTATIONS NOT CONTAINED IN
THIS PROSPECTUS AS IF THE FUND HAD AUTHORIZED IT. THE FUND IS OFFERING TO SELL,
AND SEEKING OFFERS TO BUY, SHARES OF COMMON STOCK ONLY IN JURISDICTIONS WHERE
OFFERS AND SALES ARE PERMITTED. THE INFORMATION CONTAINED IN THIS PROSPECTUS IS
ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS, REGARDLESS OF THE TIME OF
DELIVERY OF THIS PROSPECTUS OR ANY SALE OF COMMON STOCK. THE FUND WILL AMEND
THIS PROSPECTUS IF, DURING THE PERIOD THAT THIS PERIOD THAT THIS PROSPECTUS IS
REQUIRED TO BE DELIVERED, THERE ARE ANY MATERIAL CHANGES SUBSEQUENT TO THE DATE
OF THIS PROSPECTUS.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT AND CASH PURCHASE

Appendix B--Description of Various Foreign Currency and Interest Rate
   Hedges and Options on Securities and Securities Index Futures
   Contracts and Related Options ........................................    B-1
Appendix C--Morgan Stanley Investment Management Proxy Voting Policies
   and Procedures .......................................................    C-1

     THE INFORMATION CONTAINED IN THIS PROSPECTUS SPEAKS ONLY AS OF THE DATE OF
THIS PROSPECTUS UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE
APPLIES. NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS
PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED HEREIN AND, IF GIVEN OR MADE,
SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN
AUTHORIZED BY THE FUND.

                           FORWARD-LOOKING STATEMENTS

     The Fund may not claim the safe harbor for forward-looking statements contained in the federal securities laws of the United States because that safe harbor does not apply to investment companies. Nevertheless, you should note that certain statements in this Prospectus are prospective in nature, which involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations," "Appendix A: The Kingdom of
Thailand" and elsewhere in this Prospectus. As a result of these and other factors, the Fund cannot give you any assurances as to its future results or level of performance. To the extent required by law, the Fund undertakes to amend or reflect any material changes to it after the date of this Prospectus.

                               PROSPECTUS SUMMARY

     The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus. You should read the entire Prospectus before you decide whether to exercise your rights. In particular, you should carefully read the risks of investing in the Shares, as discussed under "Risk
Factors and Special Considerations."

THE OFFER AT A GLANCE

TERMS OF THE OFFER

     The Thai Fund, Inc. (the "Fund") is issuing to its common stockholders of record ("Record Date Stockholders") as of the close of business on _______, 2006
(the "Record Date") non-transferable rights (the "Rights") to subscribe for up to an aggregate of shares (the "Shares") of the common stock, par value $.01 per share (the "Common Stock"), of the Fund (the "Offer"). Each Record Date
Stockholder will receive one Right for each whole share of Common Stock owned on the Record Date. Each Record Date Stockholder needs four Rights to purchase one
Share at the Subscription Price (as hereinafter defined). The Fund will not issue fractional Shares upon the exercise of less than four Rights. The Rights will not be listed for trading on the New York Stock Exchange or any other exchange; however, the Shares issued upon the exercise of the Rights will be listed for trading on the New York Stock Exchange. Rights may be exercised at any time from _______, 2006 through 5:00 p.m., New York time, on _______, 2006, unless extended by the Fund (the "Subscription Period"). The right of a Record
Date Stockholder to acquire Shares during the Subscription Period is hereinafter referred to as the "Primary Subscription." Since the Subscription Price will be determined after the expiration of the Subscription Period, Record Date
Stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights and stockholders should consider the possibility that the Subscription Price could be greater than the market price of the Fund's shares at the close of trading on the last day of the Subscription
Period. Once a Record Date Stockholder subscribes for Shares and the Fund receives payment or a guarantee of payment, the Record Date Stockholder will not be able to change his decision. In certain instances described below under
"--Over-Subscription Privilege," the Fund may increase the number of shares of
Common Stock subject to subscription by up to 25% of the Shares. See "The
Offer."

OVER-SUBSCRIPTION PRIVILEGE

     Each Record Date Stockholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). If
enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional shares of Common Stock) in order to cover these requests. Regardless of whether the Fund issues such additional Shares, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record Date
Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

SUBSCRIPTION PRICE

     The Subscription Price per Share ("Subscription Price") will be [ % of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock
Exchange on _______, 2006, the expiration date of the Offer] (the "Expiration
Date"). The Subscription Price is discussed further under "The
Offer--Subscription Price." In addition, information with respect to the quarterly high and low sale prices of the Fund's Common Stock on the New York
Stock Exchange and the quarterly high and low net asset values per share of
Common Stock is provided under "Common Stock."

EXERCISING RIGHTS

     Rights will be evidenced by Subscription Certificates and may be exercised by delivering to American Stock Transfer & Trust Company (the "Subscription
Agent") a completed Subscription Certificate, together with payment, either by means of a Notice of Guaranteed Delivery or a check. The Notice of Guaranteed
Delivery or check should be addressed, if sent by first class mail or overnight courier to American Stock Transfer & Trust Company, Operations Center, Attn:
Reorganization Department, 6201 15th Avenue, Brooklyn, New York 11219 or, if
delivered by hand, to American Stock Transfer & Trust Company, Attn:
Reorganization Department, 59 Maiden Lane, New York, New York 10038. Those
Record Date Stockholders who subscribe in the Primary Subscription, or
Exercising Rights Holders, will have no right to rescind a purchase after the
Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See "The Offer--Exercise of Rights" and "The
Offer--Payment for Shares." There is no minimum number of Rights which must be exercised for the Offer to close.

NON-TRANSFERABILITY OF RIGHTS

     The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value at the Expiration
Date. The Rights will not be listed for trading on the New York Stock Exchange or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those
Shares.

FOREIGN RESTRICTIONS

     Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States ("Foreign Record Date
Stockholders") (the term "United States" includes its territories and possessions and the District of Columbia). The Rights to which such Subscription
Certificates relate will be held by the Subscription Agent for such Foreign
Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions are received prior to the Expiration Date, the
Rights will expire. See "The Offer--Foreign Stockholders."

PURPOSE OF THE OFFER

     The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of investment opportunities in Thailand. The Board of Directors believes that increasing the size of the Fund will increase the liquidity of the
Fund's shares of Common Stock and also reduce the Fund's expenses as a proportion of average net assets. In addition, the Offer seeks to reward the
Fund's stockholders by giving them the right to purchase additional shares of
Common Stock at a price that may be below market without incurring any direct transaction costs. The Offer will benefit both the Fund and its stockholders by providing the Fund with the ability to make additional investments without selling current investments if otherwise not desirable. See "The Offer--Purpose of the Offer."

TAX CONSEQUENCES

     For federal income tax purposes, neither the receipt nor the exercise of the rights should result in taxable income to you. You will not realize a taxable loss if your rights expire without being exercised. See "The Offer--U.S.
Federal Income Tax Consequences of the Offer."

USE OF PROCEEDS

     The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately US$_______, after deducting offering expenses payable by the Fund estimated to be approximately US$_______. The Fund anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment goal and policies may take up to [six months] from their receipt by the Fund, depending on market conditions and

the availability of appropriate securities. The Fund may require up to [six months] due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction. See
"Use of Proceeds."

INFORMATION AGENT AND SUBSCRIPTION AGENT

     The Information Agent for the Offer is:

                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                           17 STATE STREET, 10TH FLOOR
                            NEW YORK, NEW YORK 10004
                            TOLL FREE: (800) 509-4953
                                       OR
                      FOR BANKS AND BROKERS: (212) 440-9800

     The Subscription Agent for the Offer is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 59 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

IMPORTANT DATES TO REMEMBER

EVENT                                                                            DATE
-----                                                                            ----

Record Date ............................................................            _____, 2006
Subscription Period ....................................................   _____, 2006 to _____, 2006 *
Expiration Date and pricing date .......................................           _____, 2006*
Subscription Certificates and payment for Shares due** .................           _____, 2006*
Notice of Guaranteed Delivery due ......................................           _____, 2006*
Subscription Certificate and payment for guarantees of delivery due** ..           _____, 2006*
Confirmation mailed to participants ....................................           _____, 2006*
Final payment for Shares*** ............................................           _____, 2006*

----------
*    Unless the Offer is extended.

**   A Record Date Stockholder exercising rights must deliver by the Expiration
     Date either (i) a Subscription Certificate and payment for Shares or (ii) a
     Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery is a form sent by your broker-dealer, bank or trust company that guarantees on your behalf delivery of the Subscription Certificate and payment by the close of business on the third business day after the Expiration Date.

***  Additional amount due (in the event the Subscription Price exceeds the
     Estimated Subscription Price).

THE FUND AT A GLANCE

INFORMATION REGARDING THE FUND

     The Fund has been engaged in business as a non-diversified, closed-end management investment company since it first issued its Common Stock to the public on February 16, 1988. The Fund is designed for investors desiring to invest a portion of their assets in Thai securities. It is the policy of the
Fund to invest, under normal market conditions, at least 80% of its net assets in equity securities of Thai companies. See "Investment Objective and Policies."
There can be no assurance that the Fund's investment objective will be achieved.
See "Risk Factors and Special Considerations."

     The Fund was the first investment vehicle available to the public in the
United States for investment primarily in Thai securities. The Fund makes its investments in Thailand through an investment plan established in conformity with Thai law (the "Investment Plan"). Because the Fund invests through the
Investment Plan, certain

Thai limitations upon direct foreign investment in Thai equity securities are not applicable and the Fund is entitled to certain Thai tax benefits. See
"Government Regulation and Investment by the Fund in Thai Securities."

     As of _____, 2006, the Fund had _____ shares outstanding, which are listed and traded on the New York Stock Exchange under the symbol "TTF." See "Common
Stock." As of _____, 2006, the net assets of the Fund were US$_____.

INFORMATION REGARDING THE FUND'S U.S. ADVISER, THAI ADVISER, SUB-ADVISER,
ADMINISTRATOR, SUB-ADMINISTRATOR AND CUSTODIAN

     Morgan Stanley Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of a Fund Investment
Agreement. Under the Fund Investment Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million. The U.S. Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the
"Advisers Act"). As of _______, 2006, the U.S. Adviser, together with its affiliated advisory entities, was responsible for US$_______ billion of assets under management. See "Management of the Fund."

     MFC Asset Management Public Company Limited (the "Thai Adviser"), a Thai
investment manager holding a license to manage Thai investment plans, acts as investment adviser for the Fund and the Investment Plan. The Thai Adviser is
paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the
Fund's first $50 million of average weekly net assets, 0.25% of the Fund's next
$50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million. The Thai Adviser is a registered investment adviser under the Advisers Act. As of _______, 2006, the Thai
Adviser, together with its affiliated advisory entities, was responsible for
US$_______ billion of assets under management. See "Management of the Fund."

     The advisory activities of the U.S. Adviser and the Thai Adviser are governed by an investment contract (the "Investment Contract"), which establishes the Investment Plan and a related Technical Assistance and Seconding
Agreement (the "Seconding Agreement"), which, during the time the Investment
Plan is in existence, together serve as investment advisory agreements between the Fund, the Thai Adviser and the U.S. Adviser. Under these two agreements, the
U.S. Adviser provides staff to the Thai Adviser to make investment decisions for the Fund ("Seconded Staff") and the Thai Adviser, through such Seconded Staff, makes investment decisions for the Investment Plan. See "Management of the
Fund."

     Morgan Stanley Investment Management Company provides sub-advisory services to the Fund under the terms of a Sub-Advisory Agreement with the U.S. Adviser.

     Morgan Stanley Investment Management Inc. (the "Administrator") also serves as administrator to the Fund pursuant to an Administration Agreement. Under the
Administration Agreement, the Administrator is paid a fee at a rate of 0.08% of the Fund's average weekly net assets. As approved by the Board of Directors, the
Administrator has agreed to limit this administration fee so that it will be no greater than 0.02435% of the Fund's average weekly net assets plus $24,000 per annum (which was the administration fee prior to November 1, 2004). This waiver is voluntary and may be terminated at any time. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses.

     J.P. Morgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administration agreement, dated November 1, 2004, with the Administrator and receives compensation from the Administrator for these services.

     JPMorgan Chase Bank, N.A. (the "Custodian") serves as custodian for the
Fund's assets held in the United States. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act"). Custody fees are payable monthly based on assets held in custody,

investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The Thai Farmers Bank Public
Company Limited serves as custodian (the "Thai Custodian") for the Thai securities and certain cash of the Fund held through the Investment Plan.

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Unless American Stock Transfer & Trust Company, the Dividend Reinvestment
and Cash Purchase Plan Agent (the "Plan Agent"), is otherwise instructed in writing in the manner described under "Dividends and Distributions; Dividend
Reinvestment and Cash Purchase Plan," stockholders are presumed to have elected to have all distributions automatically reinvested in shares of the Fund.
Stockholders who have distributions automatically reinvested may also make additional payments into the dividend reinvestment and cash purchase plan to purchase shares of the Fund on the open market. See "Dividends and
Distributions; Dividend Reinvestment and Cash Purchase Plan."

RISK FACTORS AND SPECIAL CONSIDERATIONS

     You should carefully consider the following factors, as well as the other information in this Prospectus, before making an investment in the Fund under this Offer.

     Risks Related to the Offer. Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the
Offer, own a smaller proportional interest in the Fund than would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their shares of any distributions made by the Fund, as a result of the Offer. This dilution may occur because a stockholder could own a smaller interest in the Fund after the Offer than he owned prior to the Offer. In addition, if a stockholder does not submit a subscription request pursuant to the Over-Subscription Privilege, he may also experience dilution of ownership and voting, as well as dilution of his share of any distributions made by the
Fund, if the Fund offers additional shares for subscription.

     Investment Risk. You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal
Deposit Insurance Corporation or any other governmental agency.

     Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

     As an investment company that primarily holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investments in equities, and
Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

     Risks of Investing in Equity Securities of Thai companies. Investing in securities of Thai companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including generally (a) the heavy concentration of market capitalization and trading volume in a small number of Thai companies representing a limited number of industries, combined with requirements applicable to the Fund under the U. S.
Internal Revenue Code of 1986, as amended (the "Code"), and Thai law, potentially resulting in fewer investment opportunities for the Fund, (b) the small size of the market for Thai securities and the low volume of trading, resulting in lack of liquidity and in price volatility, (c) currency devaluations and other currency exchange rate fluctuations, (d) the nature and extent of intervention by the Thai government in the Thai securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (e) higher rates of

inflation, (f) greater political, economic and social uncertainty and (g)
certain Thai government requirements which may restrict the Fund's investment opportunities. In addition, accounting, auditing and financial reporting standards in Thailand are different from U.S. standards and, therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the
Fund's investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in Thailand than in the United States, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. [The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains by the government of Thailand.] See "Risk
Factors and Special Considerations" and "Taxation."

     Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. See "Risk Factors and Special Considerations--Net Asset Value
Discount; Non-Diversification" and "Common Stock."

     Non-Diversification. The Fund is classified as a "non-diversified"
investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Risk Factors and Special Considerations--Net
Asset Value Discount; Non-Diversification."

     Certain Provisions of the Articles of Incorporation. The Fund's Articles of
Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices. See "Risk
Factors and Special Considerations--Anti-Takeover Provisions" and "Common
Stock."

                                    FEE TABLE

     The following Fee Table is intended to assist prospective investors in understanding the costs and expenses that an investor in the Offer will bear directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES:
   Sales Load..................................................   None
   Expenses of the Offer (as a percentage of offering price) ..   ___%
   Dividend Reinvestment and Cash Purchase Plan Fees...........   None
ANNUAL EXPENSES (as a percentage of net assets):
   Management Fees.............................................   ___%
   Other Expenses (1)..........................................   ___%
   Total Annual Expenses.......................................   ___%
   Fee Waiver (2)..............................................   ___%
   Net Annual Expenses.........................................   ___%

                                                              CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                             ---------------------------------------------
                           EXAMPLE                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                           -------                           ---------   ---------   ---------   ---------

An investor would pay the following expenses on a US$1,000
   investment, assuming a 5% annual return throughout the
   periods (3)                                               US$______   US$______   US$______   US$______

----------
(1)  Does not include expenses of the Fund incurred in connection with the
     Offer, estimated at US$_____. However, these expenses will be borne by the holders of the shares of Common Stock of the Fund and result in a reduction of the net asset value of the shares of Common Stock.

(2)  The U.S. Adviser has voluntarily agreed to waive receipt of a portion of the administration fee so that the administration fee will not exceed
     0.02435% of the Fund's average weekly net assets plus $24,000 per annum.

(3)  The Example reflects the expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.

     The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of ____%. The tables above and the assumption in the Example of a 5% annual return are required by U.S.
Securities and Exchange Commission (the "SEC") regulations applicable to all investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN AND ACTUAL EXPENSES OR ANNUAL
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE
EXAMPLE.

     The figures provided under "Other Expenses" are based on estimated amounts for the current fiscal year. See "Management of the Fund" for additional information.

                                       10

                              FINANCIAL HIGHLIGHTS

     The table below sets forth selected data for a share of Common Stock outstanding for each period presented. The year end information contained in the table for the six years ended December 31, 2005 has been audited by _________, the Fund's independent registered public accounting firm, has stated in its report which appears in the Fund's Annual Report to Stockholders as of December
31, 2005, and which [will be incorporated by reference] into this Prospectus.
The year end information contained in the table for the periods ended prior to
December 31, 2000 has been audited by the Fund's previous accounting firm. This information should be read in conjunction with the Financial Statements and
Notes thereto which appear in the Annual Report and which [will also be incorporated by reference] into this Prospectus.

                                                                FOR THE YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
                               2005       2004       2003       2002      2001      2000      1999      1998      1997      1996
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   --------

PER SHARE OPERATING
   PERFORMANCE
Net asset value, beginning
   of period .............   $   8.32   $   8.93   $   4.02   $  3.27   $  2.99   $  5.71   $  3.80   $  3.81   $ 15.63   $  24.89
Net investment income
   (loss) ................       0.23t      0.13t      0.06t     0.04t     0.01      0.04     (0.03)    (0.03)     0.33       0.31
Net realized and
   unrealized gain (loss)
   on investments ........      (0.01)     (0.62)      4.94      0.76      0.27     (2.74)     1.94      0.21    (11.92)     (9.15)
Total  from investment
   operations ............       0.22      (0.49)      5.00      0.80      0.28     (2.70)     1.91      0.18    (11.59)     (8.84)
Distributions from and/or
   Excess of:
   Net investment
      income .............      (0.22)     (0.12)     (0.09)    (0.05)    (0.00)#   (0.02)       --     (0.19)    (0.11)     (0.32)
Total distributions ......         --         --         --        --        --     (0.02)       --     (0.19)    (0.23)     (0.40)
Repurchase Program .......         --         --         --        --        --     (0.02)       --     (0.19)       --         --
Decrease in net asset
   value due to capital
   share transactions ....      (0.02)+    (0.02)+    (0.02)+   (0.02)+   (0.02)+   (0.02)+   (0.02)+   (0.02)+   (0.02)+    (0.02)+
Net asset value, end of
   period ................   $   8.32   $   8.32   $   8.93   $  4.02   $  3.27   $  2.99   $  5.71   $  3.80   $  3.81   $  15.63
Per share market price,
   end of period .........   $   9.49   $   8.95   $  10.40   $  3.48   $  3.30   $  2.69   $  7.81   $  5.88   $  5.25   $  16.38

TOTAL INVESTMENT RETURN
   Market Value ..........       8.26%    (12.91)%   201.95%     6.59%    22.95%   (65.40)%   32.98%    15.43%   (67.35)%   (25.33)%
   Net Asset Value(1) ....       2.10%     (5.71)%   124.42%    24.27%     9.51%   (47.33)%   50.26%     2.88%   (75.17)%   (35.93)%

RATIOS AND SUPPLEMENTAL
   DATA
Net assets, end of period
   (000's) ...............   $110,432   $110,396   $118,480   $53,355   $43,408   $39,696   $75,787   $50,403   $50,112   $204,209
Ratio of expenses to
   average net assets ....       1.76%      1.73%      1.92%     2.29%     2.29%     2.00%     2.04%     2.32%     1.44%      1.43%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets ....       2.79%      1.62%      1.18%     1.01%     0.54%     0.94%    (0.78)%   (0.97)%    3.14%      1.42%
Portfolio turnover rate ..         26%        36%        32%       29%       27%       15%       50%       78%       22%        24%
Ratios Before Expenses
   Waived by
   Administrator:
   Ratio of Expenses to
      Average Net
      Assets .............       1.79%      1.74        N/A       N/A       N/A       N/A       N/A       N/A       N/A        N/A
Ratio of Net Investment
   Income (Loss) to
   Average
   Net Assets ............       2.76%      1.61        N/A       N/A       N/A       N/A       N/A       N/A       N/A        N/A

----------
(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

t    Per share amounts are based on average shares outstanding.

#    Amount is less than $0.005 per share.

+    Decrease due to shares issued on reinvestment of distributions.

                                       11

                                    THE OFFER

TERMS OF THE OFFER

     The Fund is offering to its Record Date Stockholders non-transferable
Rights to subscribe for Shares of the Fund's Common Stock. Each Record Date
Stockholder will receive one Right for each whole share of Common Stock owned on the Record Date. Each Record Date Stockholder needs four Rights to purchase one
Share at the Subscription Price. The Fund will not issue fractional Shares upon the exercise of less than four Rights. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each four Rights held. The
Rights are evidenced by Subscription Certificates which will be mailed to Record
Date Stockholders, other than Foreign Record Date Stockholders. See "--Foreign
Stockholders." The Fund does not have the right to withdraw the Offer after the
Rights have been issued.

     Completed Subscription Certificates may be delivered to the Subscription
Agent at any time during the Subscription Period, which commences on _____, 2006 and ends at 5:00 p.m., New York time, on _____, 2006, unless extended by the
Fund. See "--Expiration of the Offer."

     Each Record Date Stockholder who fully exercises all Rights initially issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by Record Date Stockholders in the Primary Subscription. If
enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional shares of Common Stock) in order to cover these requests. Regardless of whether the Fund issues such additional Common Stock, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record
Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

     Rights will be evidenced by Subscription Certificates and may be exercised by delivering to the Subscription Agent a completed Subscription Certificate, together with payment, either by means of a Notice of Guaranteed Delivery or a check. The method by which Rights may be exercised and Shares paid for is set forth below in "--Exercise of Rights" and "--Payment for Shares." An Exercising
Rights Holder will have no right to rescind a purchase after the Subscription
Agent has received a completed Subscription Certificate or Notice of Guaranteed
Delivery. See "--Payment for Shares" below.

     The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value when the Offer expires. The Rights will not be listed for trading on the New York Stock
Exchange or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those Shares.

     There is no minimum number of Rights which must be exercised in order for the Offer to close.

PURPOSE OF THE OFFER

     The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of available investment opportunities. Without an infusion of additional capital, the Fund is limited in its ability to take advantage of new investment opportunities. The only practical means of increasing the Fund's assets available for investment other than through the Offer would be through the sale of portfolio securities, which could subject the Fund to certain adverse tax consequences under the Code. The Offer affords the Fund a means of increasing its assets available for investment without requiring the sale of portfolio securities. The Fund also believes that increasing the size of the
Fund would increase the liquidity of the Fund's shares of Common Stock and reduce the Fund's expenses as a proportion of average net assets. In addition, the Offer seeks to reward the Fund's stockholders by giving existing stockholders the right to purchase additional shares of Common Stock at a price that may be below market without incurring any direct transaction costs.

                                       12

     Prior to reaching this conclusion, the Fund's Board of Directors, in consultation with the U.S. Adviser and others, reviewed the structure, timing and terms of this offer, as well as its dilutive effect on both stockholders who exercise their rights and those who do not and other potentially adverse consequences resulting from the Offer. After careful consideration, the Board of
Directors voted unanimously to approve the terms of the Offer. However, there can be no assurance that the Offer will provide any of the benefits listed above.

     Morgan Stanley Investment Management Inc., as the U.S. adviser and administrator to the Fund, Morgan Stanley Investment Management Company, as the
sub-adviser to the Fund, and MFC Asset Management Public Company Limited, as the
Thai adviser to the Fund, will benefit from the Offer because their fees as U.S.
adviser and administrator, sub-adviser and Thai adviser, respectively, are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, in the event that all the Rights are exercised in full and on the basis of an Estimated Subscription Price of US$ per Share
(the "Estimated Subscription Price"), the U.S. Adviser, the Administrator and
the Thai Adviser would receive additional annual fees of approximately
US$ _____, US$ _____ and US$ _____, respectively, as a result of the increase in assets under management. See "Management of the Fund."

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares of Common
Stock and on terms which may or may not be similar to the Offer.

OVER-SUBSCRIPTION PRIVILEGE

     Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who
have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the rights issued to them are exercisable. If sufficient Shares are not available after completion of the
Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of
Directors, to issue additional Common Stock up to an amount equal to 25% of the
Shares available pursuant to the Offer (up to an additional _____ shares of
Common Stock) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional Shares, and to the extent shares of
Common Stock are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the
Record Date. The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the
Over-Subscription Privilege. For a further description of how to exercise the
Over-Subscription Privilege, see "--Exercise of the Over-Subscription Privilege"
below.

SUBSCRIPTION PRICE

     The Subscription Price for the Shares to be issued upon exercise of the
Rights will be [ _____% of the average of the last reported sales price per share of the Fund's Common Stock on the New York Stock Exchange on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the Offer expires].

     The Fund announced the Offer on March _____, 2006. The net asset value per share of Common Stock at the close of business on March _____, 2006 and on
_____, 2006 was US$_____ and US$_____, respectively, and the last reported sale price of a share of the Fund's Common Stock on the New York Stock Exchange on
those dates was US$_____ and US$_____, respectively.

                                       13

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York time, on _____, 2006, unless extended by the Fund (the "Expiration Date"). Rights will expire on the
Expiration Date and may not be exercised thereafter.

SUBSCRIPTION AGENT

     The Subscription Agent is American Stock Transfer & Trust Company, which will receive for its administrative, processing, invoicing and other services as
subscription agent, a fee estimated to be US$      , as well as reimbursement
for all out-of-pocket expenses related to the Offer. Questions regarding the
Subscription Certificates should be directed to the Information Agent (telephone
(800) 509-4953); stockholders may also consult their brokers or nominees. Signed
Subscription Certificates should be sent by first class mail or overnight courier to American Stock Transfer & Trust Company, Operations Center, Attn:
Reorganization Department, 6201 15th Avenue, Brooklyn, New York 11219 or
delivered by hand to American Stock Transfer & Trust Company, Attn:
Reorganization Department, 59 Maiden Lane, New York, New York 10038.

INFORMATION AGENT

     Any questions or requests for assistance may be directed to the Information
Agent at its telephone number and address listed below:

                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                           17 STATE STREET, 10TH FLOOR
                            NEW YORK, NEW YORK 10004
                            TOLL FREE: (800) 509-4953
                                       OR
                      FOR BANKS AND BROKERS: (212) 440-9800

     The Information Agent will receive a fee estimated to be US$      , as well
as reimbursement for all out-of-pocket expenses related to the Offer.

EXERCISE OF RIGHTS

     Rights may be exercised by filling in and signing the reverse side of the
Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription
Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Alternatively, Rights may be exercised by having your bank, trust company or broker (if a member of the New
York Stock Exchange) complete and deliver to the Subscription Agent a Notice of
Guaranteed Delivery (see below under "Payment for Shares"). Completed
Subscription Certificates with payment for the Shares, or a completed Notice of
Guaranteed Delivery, must be received by the Subscription Agent prior to 5:00
p.m., New York time, on the Expiration Date at the offices of the Subscription
Agent at the address set forth above. Rights may also be exercised through an
Exercising Rights Holder's broker, who may charge such Exercising Rights Holder a servicing fee. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription
Certificate or Notice of Guaranteed Delivery.

     Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the
Rights. If the beneficial owner so instructs, the nominee should complete the
Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

                                       14

EXERCISE OF THE OVER-SUBSCRIPTION PRIVILEGE

     Record Date Stockholders who fully exercise all Rights issued to them may participate in the Over-Subscription Privilege by indicating on their
Subscription Certificate the number of Shares they are willing to acquire pursuant thereto.

     If sufficient Shares are not available after completion of the Primary
Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the Shares available pursuant to the Offer
(up to an additional shares of Common Stock) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional Shares, and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record
Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date. The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis.

     Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription
Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription
Privilege by such beneficial owner and that such beneficial owner's primary subscription was exercised in full.

PAYMENT FOR SHARES

     Exercising Rights Holders who acquire Shares pursuant to the Offer may choose between the following methods of payment:

          (1) An Exercising Rights Holder can send the Subscription Certificate, together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription
     Privilege, based on the Estimated Subscription Price of US$_____ per Share,
     to the Subscription Agent. A subscription will be accepted when payment, together with the properly completed and executed Subscription Certificate, is received by the Subscription Agent at any of the addresses set forth above; such payment and Subscription Certificates to be received by the
     Subscription Agent no later than 5:00 p.m., New York time, on the
     Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. Payment pursuant to this method must be made in U.S. dollars by money order or check drawn on a bank located in the United States, payable to THE THAI FUND, INC., and must accompany a properly completed and executed Subscription Certificate for such
     Subscription Certificate to be accepted and be received by 5:00 p.m. on the
     Expiration Date.

          (2) Alternatively, a subscription will be accepted by the Subscription
     Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the
     Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company or a New
     York Stock Exchange member guaranteeing delivery of (i) payment of the full
     Estimated Subscription Price for the Shares subscribed for in the Primary
     Subscription and any additional Shares subscribed for pursuant to the
     Over-Subscription Privilege, and (ii) a properly completed and executed
     Subscription Certificate. The Subscription Agent will not honor a Notice of
     Guaranteed Delivery unless a properly completed and executed Subscription
     Certificate and full payment for the Shares is received by the Subscription
     Agent by the close of business on the third Business Day after the
     Expiration Date (the "Protect Period").

     Within five business days following the Subscription Period (the
"Confirmation Date"), the Subscription Agent will send to each Exercising Rights
Holder (or, if the Common Stock is held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee), a confirmation. The confirmation will indicate (i) the number of Shares acquired in the Primary
Subscription, (ii) the number of Shares, if any, acquired pursuant to the
Over-Subscription Privilege, (iii) the Subscription Price per share and total purchase price of the

                                       15

Shares and (iv) any additional amount payable by such Exercising Rights Holder to the Fund or any amount to be refunded by the Fund to such stockholder, in each case based on the Subscription Price. Where an Exercising Rights Holder
that is owed a refund in connection with the Primary Subscription exercises his
Right to acquire Shares pursuant to the Over-Subscription Privilege, such excess payment that would otherwise be refunded to the Record Date Stockholder will, if necessary, be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent by
_____, 2006 (the "Final Payment Date"), unless the Offer is extended. Any excess payment to be refunded by the Fund to a Record Date Stockholder will be mailed by the Subscription Agent to such Record Date Stockholder as promptly as possible. All payments by a Record Date Stockholder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to "THE THAI FUND, INC."

     The Subscription Agent will deposit all checks received by it prior to the
Final Payment Date into a segregated interest-bearing account (which interest will inure to the benefit of the Fund) pending proration and distribution of the
Shares. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or a Notice of Guaranteed Delivery.

     WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE
SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A
HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION
OR OVER-SUBSCRIPTION PRIVILEGE DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE, THE
FUND AND THE SUBSCRIPTION AGENT RESERVE THE RIGHT TO TAKE ANY OR ALL OF THE
FOLLOWING ACTIONS: (I) FIND OTHER STOCKHOLDERS OR RIGHTS HOLDERS FOR SUCH
SUBSCRIBED AND UNPAID FOR SHARES; (II) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT
TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE
ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR
OVER-SUBSCRIPTION PRIVILEGE; AND/OR (III) EXERCISE ANY AND ALL OTHER RIGHTS OR
REMEDIES TO WHICH THE FUND MAY BE ENTITLED, INCLUDING, WITHOUT LIMITATION, THE
RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH
SUBSCRIBED SHARES.

     The method of delivery of Subscription Certificates and payment of the
Estimated Subscription Price to the Fund will be at the election and risk of the
Exercising Rights Holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00
p.m., New York time, on the Expiration Date. BECAUSE UNCERTIFIED PERSONAL CHECKS
MAY TAKE FIVE BUSINESS DAYS TO CLEAR, IF YOU PLAN TO PAY BY PERSONAL CHECK YOU
ARE STRONGLY URGED TO RETURN YOUR SUBSCRIPTION CERTIFICATE AND PAYMENT AT LEAST
FIVE BUSINESS DAYS PRIOR TO THE EXPIRATION DATE.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right.
Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription
Certificates or incur any liability for failure to give such notification.

DELIVERY OF SHARE CERTIFICATES

     Certificates representing Shares purchased pursuant to the Primary
Subscription will be delivered to Exercising Rights Holders as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing
Shares purchased pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment for such Shares has been received and cleared and after all allocations have been effected. Participants in the Fund's
Dividend Reinvestment Plan will have any Shares acquired in the Primary
Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund's
Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the
Shares held in their accounts under the Dividend Reinvestment Plan must exercise such rights in accordance with the procedures set forth above. Record Date
Stockholders whose Shares are held by Cede & Co. or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede &

                                       16

Co. or such other depository or nominee. Shares acquired pursuant to the
Over-Subscription Privilege will be certificated, and certificates representing such Shares will be sent directly to Cede & Co. or such other depository or nominee. Share certificates will not be issued for Shares credited to Dividend
Reinvestment Plan accounts. If a Record Date Stockholder holds Shares in the
Fund in more than one account, each account will be treated as a separate holder for purposes of the Offer.

FOREIGN STOCKHOLDERS

     Subscription Certificates will not be mailed to Foreign Record Date
Stockholders. The Rights to which such Subscription Certificates relate will be held by the Fund for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by the Expiration Date, the Rights will expire.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

     The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

     1. The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

     2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the
Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued; and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero.

     3. If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis allocated to the Right, if any, and the amount paid upon exercise of the Right.

     4. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

     The Fund is required to withhold and remit to the U.S. Treasury 28% of reportable payments paid on an amount if the holder of the account provides the
Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he is not subject to such withholding. The 28%
withholding tax is not an additional tax. Any amount withheld may be credited against the holder's U.S. federal income tax liability.

     The foregoing is only a summary of the applicable U.S. federal income tax laws and does not include any state or local tax consequences of the Offer.
Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See "Taxation."

EMPLOYEE PLAN CONSIDERATIONS

     Stockholders that are employee benefit plans subject to the Employee
Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals,
Individual Retirement Accounts and other plans eligible for special tax treatment under the Code (collectively, "Plans"), should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a)
of the Code and certain

                                       17

other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Furthermore, it may be a reportable distribution and there may be other adverse tax consequences if Rights are sold or transferred by a Plan to another account. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions.

     Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under
Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

     ERISA contains fiduciary responsibility requirements, and ERISA and the
Code contain prohibited transaction rules, that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

NOTICE OF NET ASSET VALUE DECLINE

     The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to _______,
2006 (the effective date of the Fund's Registration Statement), the Fund's net asset value declines more than 10% from its net asset value as of that date.

                                    THE FUND

     The Thai Fund, Inc., incorporated in Maryland on June 10, 1987, is a non-diversified, closed-end management investment company registered under the
1940 Act. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of companies organized under the laws of the Kingdom of Thailand. The Fund seeks to achieve its objective by investing primarily in equity securities of Thai issuers. It is the policy of the Fund to invest, under normal market conditions, at least 80% of its net assets in equity securities of Thai companies. There can be no assurance that the Fund's investment objective will be achieved. The Fund is designed for U.S.
and other non-Thai investors seeking to invest a portion of their assets in Thai securities. See "Investment Objective and Policies" and "Risk Factors and
Special Considerations."

     The Fund was the first investment vehicle available to the public in the
United States for investment primarily in Thai securities. The Fund holds all of its Thai assets through the contractual Investment Plan, referred to as a
"Krongkarn" under Thai law, established under Thai law. [Because the Fund invests in Thai securities through the Investment Plan, Clifford Chance, Thai counsel to the Fund, has advised the Fund in writing that the Fund's investments in Thailand are treated as being owned by a Thai national and, therefore, are not subject to certain limitations on foreign ownership imposed by Thai laws and the articles of association of many Thai companies. See "Government Regulation and Investment by the Fund in Thai Securities."] Because the Fund invests through the Investment Plan, certain Thai limitations upon direct foreign investment in Thai equity securities are not applicable and the Fund is entitled to certain Thai tax benefits. See "Government Regulation and Investment by the
Fund in Thai Securities."

     The Fund currently has 13,282,573 shares of Common Stock outstanding, which are listed and traded on the New York Stock Exchange under the symbol "TTF." See
"Common Stock." As of _____, 2006, the net assets of the Fund were US$_____.
The Fund's principal office is located at 1221 Avenue of the Americas, New York,
New York 10020 and its telephone number is (800) 221-6726.

                                 USE OF PROCEEDS

     The net proceeds of the Offer, assuming that all Shares offered are subscribed for, are estimated to be approximately $_____ (approximately $_____
if the Board of Directors decides to authorize the full over-subscription), after deducting offering expenses payable by the Fund estimated to be approximately US$_____. The Fund anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment goal and

                                       18

policies may take up to [six months] from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. The Fund may require up to [six months] due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of companies organized under the laws of the Kingdom of Thailand.

     It is the policy of the Fund to invest, under normal circumstances, at least 80% of its net assets in equity securities of Thai companies. This policy may be changed without stockholder approval; however, you would be notified in writing at least 60 days prior to the implementation of any changes. Such equity securities include common and preferred stock, convertible securities and warrants, to the extent available in Thailand. The balance of the Fund's net assets are normally invested in debt securities of Thai companies, short-term debt securities of the Thai Government and in Thai money-market instruments, as well as in dollar-denominated debt securities of U.S. issuers. Determinations as to eligibility will be made by the Advisers based on publicly available information and inquiries made to the companies. See "Risk Factors and Special
Considerations" for a discussion of the nature of information publicly available for non-U.S. companies. The Fund's investment objective is a fundamental policy of the Fund that may not be changed without the approval of a majority of the
Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which holders of more than 50% of the outstanding shares are represented, and (ii) more than 50% of the outstanding shares. While current income from dividends and interest may be a consideration in selecting portfolio securities, current income is not an investment objective of the Fund.
There is no assurance the Fund will be able to achieve its investment objective.

     The Fund invests its assets in a variety of Thai industries. In selecting industries and companies for investment, the U.S. Adviser and the Thai Adviser consider overall growth prospects, competitive position in markets served, technology, research and development, productivity, labor costs, raw material sources and costs, Federal resources, profit margins, return on investment, Thai
Government regulation, quality and experience of management, applicable investment diversification requirements and other factors. While the Fund invests principally in securities of established companies, investments may also be made in securities of new or little-known companies, including securities traded on the over-the-counter market or quoted on any Thai market which may be established in the future. See "Investment Limitations" and "Appendix A: The
Kingdom of Thailand--Markets for Thailand Securities--The Secondary Market."

     During temporary defensive periods, the Fund may reduce its holdings of equity securities in Thai companies and increase its holdings in bonds or in short-term debt obligations, hold cash or invest in money-market instruments, all denominated in Baht, which could bring the amount of net assets invested in
Thai equity securities below 80%. Further, in order to meet or anticipate its operating expenses and distribution requirements, and during defensive periods when the value of the Baht is expected to depreciate against the U.S. dollar or when there are negative developments in the markets for Thai securities or in
Thailand, the Fund may invest in non-Baht denominated investments. The securities in which the Fund may invest in the circumstances described in this paragraph must be short-term (less than 12 months to maturity) or medium-term
(not greater than five years to maturity) and consist of (a) obligations of the
U.S. and Thai governments and their respective agencies and instrumentalities;
(b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or Thai banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of
U.S. and Thai corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest only in short-term and medium-term debt securities that the Advisers believe to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). The amount of any non-Baht denominated investments is limited by the
Bank of Thailand to 20% of the Fund's net assets invested through the Investment
Plan. See "Use of Proceeds" and "Risk Factors and Special Considerations--Thai
Government Regulation and Investment by the Fund in Thai Securities."

     The Fund generally purchases and holds securities for long-term capital appreciation and does not trade in securities for short-term gain. The portfolio turnover ratio is calculated by dividing the lesser of sales or purchases

                                       19

of portfolio securities for any given year by the average monthly value of the
Fund's portfolio securities for such year. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less. Portfolio turnover will result in certain transaction costs.

     The Fund's net asset value will fluctuate due to, among other reasons, changes in interest rates and in exchange rates between the Baht and the U.S.
dollar. See "Risk Factors and Special Considerations."

     There can be no assurance that the Fund's investment objective will be achieved.

FOREIGN CURRENCY HEDGING TRANSACTIONS

     The ability of the Fund to enter into foreign currency hedging transactions against the value of the Baht is limited, not only by investment restrictions applicable to the Fund, but also by the absence of a substantial futures market for Baht-dollar hedging. The Fund, through the Investment Plan, is permitted to enter into forward foreign currency exchange contracts involving an obligation to purchase or sell a specific currency at a fixed future date. However, such contracts are currently available from certain banks in Bangkok, with a maximum maturity of one year. In addition, pursuant to Thai regulation, such contracts may be used by the Fund only to hedge actual foreign exchange obligations of the
Investment Plan payable at the maturity of the relevant contract such as distributions to the Fund or expense payments. Foreign currency futures contracts, which are standardized contracts for delivery at a future date of a foreign currency, and put and call options on foreign currency which give the purchaser of the option the right to sell or purchase a foreign currency, respectively, at the expiration date of the option, and are all traded on exchanges, are not currently available for Baht. The Fund may use forward foreign currency exchange contracts, to the extent permitted under applicable
U.S. and Thai regulation, for the above purposes and to hedge against changes in the value of the Baht and protect the value of its Thai investments.

     The Fund will not enter into any foreign currency hedging transactions in any event if, as a result, the Fund will have more than 20% of the value of its total assets committed to the consummation of such contracts. The Fund also will not enter into such transactions where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency. Certain provisions of the Code may also limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. Such transactions may also affect the character and timing of income, gain or loss recognized by the Fund for U.S. federal income tax purposes.

     Notwithstanding any currency transactions the Fund may engage in to limit currency risks, changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in any such transaction.
Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of Baht and currency transactions entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risks of foreign exchange loss.

     Certain provisions of the Code may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. Such transactions may also affect for U.S. federal income tax purposes the character and timing of income, gain or loss recognized by the Fund.

STOCK OPTIONS AND STOCK INDEX FUTURES CONTRACTS

     [If stock options, stock index options or futures contracts with respect to
Thai securities become available, the Fund may seek to increase its return or may hedge all or a portion of its portfolio investments by investment therein.
The nature of the strategies adopted by the Fund and the extent to which those strategies are used will depend on the development of such stock options and stock index futures contracts or options thereon. On May 17, 2004, the
Securities Exchange of Thailand ("SET") established a subsidiary futures exchange, the Thailand Futures Exchange ("TFEX"), on which the SET50 Index
Futures were launched in 2005. The TFEX is the only futures exchange in
Thailand.]

     [The Commodity Futures Trading Commission recently eliminated limitations on certain futures trading by certain regulated entities, including registered investment companies, and consequently registered investment

                                       20

companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the U.S. Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA.
Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus.]

PRIVATE PLACEMENTS

     As noted in paragraph (6) under "Investment Limitations," the Fund may invest up to 20% of its assets in certain securities, such as private placement securities. The portion of the Fund's portfolio that may be invested in such private placement securities will be purchased in direct placements from the issuer of the securities or in the secondary market for such directly placed securities. The purchase of private placement securities, if available, will depend on the attractiveness of those securities as part of the Fund's portfolio.

     The nature of a private placement trading market in Thai securities cannot be predicted. However, privately placed securities often carry higher yields or greater protections than would be typically available for publicly offered securities of the same type. On the other hand, as a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which may be applicable if their securities were publicly traded.
If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements with respect to certain securities held by it, other than equity securities, for the purpose of realizing additional income. Currently, the Fund expects to consider entering into repurchase agreements in the United States collateralized by U.S.
Government securities, certificates of deposit and certain bankers' acceptances.
Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity, of the purchased security. In these transactions, the seller is required to deliver additional securities to the Fund, if necessary, so that the current total market value of the securities subject to the repurchase agreement will be at all times in excess of the agreed upon repurchase price including any accrued interest earned on the repurchase agreement. Securities subject to such repurchase agreements will be held by the Fund's custodian banks until repurchased. Use of repurchase agreements can permit the Fund to keep its assets at work while retaining short-term flexibility in pursuit of investments of a longer-term nature. The
Advisers will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price including accrued interest.

     The use of repurchase agreements involves certain risks not associated with direct investment in securities. For example, if the seller of securities under an agreement defaults on its obligation to repurchase the underlying securities at the agreed upon repurchase price at a time when the value of these securities has declined, the Fund may incur a loss upon their disposition. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Fund would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. While the Advisers acknowledge these risks, it is expected that they can be controlled by limiting the institutions with which the Fund will enter into repurchase agreements and by monitoring the creditworthiness of such institutions by the Advisers.

                                       21

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the
Fund for its services. The Fund will not lend more than 33(1)/3% of the value of its net assets. The Fund may lend its portfolio securities consistent with the
Fund's investment objective so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the
Fund at any time; and (iv) the Fund receive a reasonable return on the loan
(which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the U.S. Adviser deems material to the security on loan.

     There may be risks of delay in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially.
However, loans will be made only to borrowers deemed by the U.S. Adviser to be of good standing and when, in the judgment of the U.S. Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     You should carefully consider the risks and other information contained in this Prospectus before you decide to participate in the Offer. The risks described below are not the only risks facing the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund. Investors should also recognize that investing in securities of Thai issuers involves certain special considerations and risk factors, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. See generally "Appendix A: The Kingdom of Thailand" for further information on investing in securities of Thai issuers.

RISKS RELATED TO THE OFFER

     Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund then would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their share of any distributions made by the Fund, as a result of the Offer. This dilution may occur because a stockholder could own a smaller interest in the Fund after the
Offer than he owned prior to the Offer. In addition, if a stockholder does not submit a subscription request pursuant to the Over-Subscription Privilege, he may also experience dilution of ownership and voting, as well as dilution of his share of any distributions made by the Fund, if the Fund offers additional shares for subscription.

MARKET RISK

     Stockholders may lose money by investing in the Fund, and it is possible that they may lose their entire investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit
Insurance Corporation or any other governmental agency.

                                       22

     As an investment company that holds primarily equity securities, the Fund's portfolio is subject to the possibility that equity security prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when equity prices generally rise and also during periods when they generally decline. Moreover, as a holder of a company's common stock, the Fund's rights to the assets of the companies in which it invests will be subordinated to such company's holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to such a company in which the Fund invests, the Fund would be entitled to such a company's assets only after such company's preferred stockholders and debt holders have been paid. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

MARKET CHARACTERISTICS

     [Securities of Thai companies are principally traded on the SET. The SET, as compared to stock exchanges in the United States, is relatively small, and both trading and market capitalization are concentrated in shares of a smaller number of companies and industries. The market in Baht-denominated debt securities is limited; only 73 corporate bonds and 19 government bonds were traded on The Bond Electronic Exchange (BEX) in 2005.

     A larger proportion of the shares of many Thai issuers are held by a smaller number of persons, representing a disproportionately large percentage of market capitalization and trading value, which may limit the number of shares available for investment by the Fund. By way of comparison, the market capitalization of the NYSE was more than 100 times the size of the SET as of
December 31, 2005. [In addition, further issuances, or the perception that such issuances may occur, of securities by Thai issuers in which the Fund has invested could dilute the earnings per share of the Fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund's investment. The limited liquidity of the Thai securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time that it desires. Therefore, anticipation of the
Offer in the Thai securities markets may adversely affect the prices paid by the
Fund in purchasing certain securities for its portfolio and may affect the speed with which the Fund can initially invest the proceeds of the Offer in Thai securities.] In addition, the SET experiences a smaller trading volume than the
NYSE that is concentrated in a smaller number of the largest companies, combined with certain investment diversification requirements and other restrictions applicable to the Fund, including certain requirements of the 1940 Act and the qualification of the Fund as a regulated investment company under the Code, also may affect the rate at which the Fund can invest the proceeds from the Offer.
Therefore, the Fund intends to invest the net proceeds of the Offer in Thai securities through the Investment Plan over a period of up to [six months]. See
"Investment Limitations," "Appendix A: The Kingdom of Thailand--Markets for
Thailand Securities" and "The Offer--Use of Proceeds."

     Markets in other countries have an increasing influence on the Thai stock market. Any changes in foreign market situations, including foreign investors'
sentiments towards the SET, are capable of producing strong effects on the SET.

     In addition to their smaller size, lesser liquidity and greater volatility,
Thai securities markets are less developed than U.S. securities markets and securities markets of more developed countries. Disclosure and regulatory standards in emerging market countries, such as Thailand, are, in many respects, less stringent than U.S. standards. Issuers in Thailand are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Thai issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Issuers in Thailand are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. [In particular, the assets and profits appearing on the financial statements of a
Thai issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S.

                                       23

generally accepted accounting principles.] There is substantially less publicly available information about Thai issuers than there is about U.S. issuers. In addition, there is less regulation and monitoring of Thai securities markets and the activities of investors, brokers and other participants than in the United
States. Accordingly, issuers of securities in Thailand are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements affecting timely disclosure of information. See "Appendix
A: The Kingdom of Thailand."

     Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights may differ from those that may apply in other jurisdictions. Stockholders' rights under Thai law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a stockholder of a Thai company in which it invests than it would as a stockholder of a comparable U.S. company.]

CORPORATE DISCLOSURE, GOVERNANCE AND REGULATORY REQUIREMENTS

     [In addition to their smaller size, reduced liquidity and greater volatility, Thai securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are, in many respects, less stringent than U.S. standards. Issuers in Thailand are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Thai issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S.
generally accepted accounting principles. There is substantially less publicly available information about Thai issuers than there is about U.S. issuers.

     There is less regulation and monitoring of Thai securities markets and the activities of investors, brokers and other participants than in the United
States. Moreover, issuers of securities in Thailand are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. There is also less publicly available information about Thai companies than U.S. companies. See "Appendix A: The
Kingdom of Thailand."

     Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights may differ from those that may apply in other jurisdictions. Stockholders' rights under Thai law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a stockholder of a Thai company in which it invests than it would as a stockholder of a comparable U.S. company.]

POLITICAL, ECONOMIC, SOCIAL AND OTHER FACTORS

     [The value of the Fund's assets may be adversely affected by political, economic, social and other factors, changes in Thai law or regulations and the status of Thailand's relations with other countries. In addition, the economy of
Thailand may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Thai economy relies primarily on exports. They constitute 60% of
Thailand's gross domestic product. Thus, Thailand's economy relies largely on demand from the United States and other foreign markets. The majority of the
Thai work force is employed in the agricultural sector, in which Thailand is a major exporter in the world market. Thailand has a well developed manufacturing sector which drove its economic growth prior to the Asian Economic Crisis in
1997. Today, the growth of the Thai manufacturing industry is driven by the technology sector. Thailand's biggest export markets are North America, Japan and Europe. Thailand is a member of the World Trade Organization.

     There is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks) which could affect adversely the economy of Thailand or the value of the Fund's investments.

                                       24

     In addition, it may be difficult to obtain and enforce a judgment in a court in Thailand, including in a case where there is a default with respect to the security of an Thai issuer or with respect to any other claim that the Fund may have against an issuer or its directors and officers. As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may not be possible for the Fund to effect service of process in Thailand. Furthermore, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in Thailand as Thailand is not a party to any international treaty with respect to the recognition or enforcement of foreign judgments. Provisions of
Thai law regulate the enforcement of foreign judgments and such laws contain broad exceptions. However, Thailand does recognize foreign arbitration awards which follows international arbitration law.]

CERTAIN RESTRICTIONS ON INVESTMENTS BY THE FUND

     Certain policies adopted by the Thai Government and certain restrictions adopted by Thai companies may have the effect of restricting the Fund's investment opportunities in Thailand. For example, foreign investors are normally limited in their access to initial public offerings of equity securities in Thailand. In addition, some Thai companies listed on the
Securities Exchange of Thailand have adopted restrictions in their corporate charters on the extent to which their equity securities may be held by foreign investors. See "Appendix A: The Kingdom of Thailand--Markets for Thailand
Securities."

FOREIGN CURRENCY RISK

     The Fund's assets will be invested primarily in equity securities of Thai issuers and substantially all of the income received by the Fund will be in Thai
Baht. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the Thai Baht falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Thai Baht to U.S.
dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Dividends and Distributions; Dividend
Reinvestment and Cash Purchase Plan." The liquidation of investments, if required, may also have an adverse impact on the Fund's performance. See
"Taxation--U.S. Federal Income Taxes" and "Appendix A: The Kingdom of Thailand."

     For a list of exchange rate movements between U.S. dollars and Thai Baht in the last several years, see "Appendix A: The Kingdom of Thailand."

     Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Thai Baht. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The
Fund will conduct its foreign currency exchange transactions either on a spot
(i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

     To the extent available, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. The Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets. In order to hedge against adverse market shifts, the Fund may purchase put and call options on securities, write covered call options on securities and enter into securities index futures contracts and related options. The Fund also may hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon. For a description of such hedging

                                       25

strategies, see "Investment Objective and Policies--Foreign Currency Hedging
Transactions, Options and Futures Contracts" and "Appendix B: Description of
Various Foreign Currency and Interest Rate Hedges and Options on Securities and
Securities Index Future Contracts and Related Options."

     Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent an Adviser's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security that it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

     The use of options and futures transactions entails certain special risks.
In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the
Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund's futures contracts and options thereon may equal 100% of the Fund's total assets. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging had not been used. See "Appendix B: Description of
Various Foreign Currency and Interest Rate Hedges and Options on Securities and
Securities Index Future Contracts and Related Options."

SMALLER COMPANY RISK

     The Fund also may invest in the securities of less seasoned and smaller and mid-capitalization Thai companies. Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalization companies. The securities of less seasoned and smaller capitalization companies are often traded in the over-the-counter market and have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund's investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Thai companies. It is more difficult to obtain information about less seasoned and smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts.
Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

ILLIQUID SECURITIES RISK

     The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable. The prices of such securities may change abruptly and erratically, and investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the

                                       26

disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

TAX RISK

     The Fund has historically elected and intends to continue to elect to
"pass-through" to the Fund's stockholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to stockholders are included in each stockholder's income. Certain stockholders, including some
non-U.S. stockholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to stockholders. See "Taxation."

NET ASSET VALUE DISCOUNT; NON-DIVERSIFICATION

     Shares of closed-end investment companies frequently trade at a discount from their net asset values and initial offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its own shares will trade at, below or above net asset value.

     Although the Fund's shares of common stock have recently traded on the New
York Stock Exchange at a premium to their net asset value, the Fund's shares have traded at a discount to their net asset value in the past. There can also be no assurance that the Fund's shares will trade at a premium in the future or that the present premium is sustainable.

     The Fund is classified as a non-diversified investment company under the
1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the
Code for qualification as a regulated investment company. See "Taxation--U.S.
Federal Income Taxes" and "Investment Limitations."

LEVERAGE RISK

     Certain of the Fund's investment techniques may be deemed to create "senior securities" under the 1940 Act. Senior securities have a prior fixed dollar claim on the Fund's assets and income. Any gain in the value of securities purchased or any income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Fund's Common
Stock, or the income available to it, to increase more than otherwise would be the case. Conversely, if the value of securities purchased declines or if income received on them is less than the associated costs, then the net asset value of the Common Stock, or the income available to it, will decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called "leverage."

ANTI-TAKEOVER PROVISIONS

     The Fund's Articles of Incorporation and Amended and Restated Bylaws
contain certain anti-takeover provisions that, among other things, may have the effect of inhibiting the Fund's possible conversion to open-end status and delaying or limiting the ability of other persons to acquire control of the
Fund. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The
Fund's Board of Directors has determined that these provisions are in the best interests of stockholders generally. See "Common Stock."

                                       27

HIGHER OPERATING EXPENSES

     The Fund's estimated annual operating expenses are higher than those of most other investment companies that invest predominately in the securities of
U.S. companies, primarily because of the additional time and expense required of the Advisers in pursuing the Fund's objective of long-term capital appreciation through investing in equity securities of Thai issuers. Investments in Thai equity securities require additional time and expense because the available public information regarding such securities is more limited in comparison to, and not as comprehensive as, the information available for U.S. equity securities. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.

MARKET DISRUPTIONS

     The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. and worldwide economies and securities markets.

                             INVESTMENT LIMITATIONS

     The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in "Investment Objective and
Policies"). Except in the case of borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund, directly or through the Investment Plan, receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would, directly or through the Investment Plan, otherwise exceed the limits set forth below, it will not constitute a violation if, prior to the time the Fund is considered to be obligated to purchase additional securities upon exercise of such rights, the Fund, directly or through the Investment Plan, has sold at least as many securities of the same class and value as it would receive on exercise of such rights. To the extent that the Fund borrows money as described under (3) below, the Fund will be leveraged and the Fund's shares may exhibit more price volatility than shares of non-leveraged equity investment companies.

     The Fund, through the Investment Plan or otherwise, may not:

          (1) Purchase securities on margin, except as set forth in (3) below.

          (2) Make short sales of securities or maintain a short position in any security.

          (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money in an amount not to exceed 10% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) (i) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code, (ii) from a bank for temporary or emergency purposes, (iii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iv) for repurchases of its common stock. The Fund may pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangements in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions.

          (4) Buy or sell any commodities or commodity futures contracts or commodity options or real estate or interests in real estate or real estate mortgages, except that the Fund may buy or sell securities

                                       28

     of companies which invest or deal in commodities or real estate, and except that the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.

          (5) Make loans, except through repurchase agreements to the extent permitted by law and subject to (6) below.

          (6) Invest more than 20% of its total assets in private placement securities and repurchase agreements having a maturity greater than seven days. The Fund is not subject to any other limitations on its ability to invest in securities for which there is no active trading market.

          (7) Act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund's own portfolio, or the disposition of portfolio securities or of subscription rights thereto, to the extent that it may be deemed to be an underwriter under applicable
     United States securities laws.

          (8) Make any investment for the purpose of exercising control or management.

          (9) Make any investment which would involve the Fund in a situation of unlimited liability, such as that of a general partner.

     In addition, it is the Fund's present investment policy to comply with the diversification requirements of the Code applicable to regulated investment companies, which provide that, at the end of each quarter of its taxable years,
(i) at least 50% of the market value of the Fund's assets must be represented by cash and cash items, securities of other regulated investment companies, U.S.
government securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets may be invested in securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of
Section 851(b)(4)(b) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

ADDITIONAL RESTRICTIONS IMPOSED BY U.S. AND THAI LAW

     The Fund is not subject to diversification requirements under the 1940 Act.
However, the Fund and the Investment Plan are subject to the following requirements. The Fund and the Investment Plan may not:

          (1) Invest 25% or more of its assets in a single industry.

          (2) Purchase or hold shares of any Thai limited company exceeding in the aggregate (i) 15% of the total number of such shares outstanding, or
     (ii) all of the debentures sold of any limited company. (A "limited company" organized under the laws of Thailand is similar to a U.S.
     corporation in that ownership and capital is divided into equal shares and the liability of stockholders is limited to the amount, if any, unpaid in respect of the nominal or par value of each share held. Thai law provides for private limited companies and public limited companies. Under the
     Securities and Exchange Act B.E. 2535 (A.D. 1992), only a public limited company may offer its shares to the public or be listed on the SET, in each case subject to approval of Thailand's Securities and Exchange Commission.)

          (3) Purchase or hold shares and/or debentures of any Thai limited company if the total value of such shares and/or debentures would exceed
     15% of the Investment Plan's assets.

          (4) Purchase or hold (i) promissory notes issued by a single Thai mortgage lending company if the total value thereof would exceed 5% of the
     Investment Plan's assets, or (ii) promissory notes issued by Thai finance companies if the total value thereof would exceed 10% of the Investment
     Plan's assets.

                                       29

     The Fund is also subject to certain requirements under the Code with respect to its qualification as a regulated investment company, see
"Taxation--United States Income Taxes," and to certain Thai investment requirements, see "Government Regulation and Investment by the Fund in Thai
Securities." In addition, for so long as the Fund holds the Units of the
Investment Plan, under the 1940 Act the Fund may not, other than through the
Investment Plan, hold any securities other than the Units of the Investment Plan and securities issued or guaranteed as to principal or interest by the United
States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing.

     Although pursuant to the 1940 Act the Fund may not invest in securities of
Thai companies engaged in the securities business, the Fund obtained an exemptive order from the SEC in March 1989 which permits the Fund to invest in securities of certain Thai securities companies subject to certain conditions.
The Fund believes that securities of Thai companies engaged in the securities business represent a significant industry group within the Thai securities market. See "Appendix A: The Kingdom of Thailand--Markets for Thailand
Securities." To the extent that requirements under Thai law or U.S. law or other investment limitations described in this paragraph are changed by applicable law, the Fund may make investments, directly or through the Investment Plan, in accordance with such changed law.

                      GOVERNMENT REGULATION AND INVESTMENT
                         BY THE FUND IN THAI SECURITIES

     [The Fund invests in Thai securities through the Investment Plan. [As further described below and under "Taxation--Thai Taxation of the Investment
Plan," the Fund has been advised by Clifford Chance, its Thai counsel, that, in such counsel's opinion, the Investment Plan is considered a qualifying domestic
Thai securities investment plan entitled to securities ownership benefits and tax exemptions described below and under "Taxation--Thai Taxation of the
Investment Plan."] A change in Thai law, a determination of a Thai court or agency contrary to the opinion of Thai counsel or certain other circumstances leading to a conclusion by a court, agency or securities issuer that the
Investment Plan is not a qualifying domestic securities investment plan would result in the loss of part or all of such benefits or exemptions. If such benefits or exemptions were lost, the Fund would be adversely affected and could terminate and liquidate the Investment Plan, in which case the Fund would be managed as described under "Management of the Fund--The Fund Investment
Agreement."]

SECURITY OWNERSHIP RESTRICTIONS

     The Alien Business Act of 1999 replaced the 1972 Alien Business Law. It regulates investment activity by foreign investors and opened limited additional business sectors to foreign investment. The act restricts foreign investment in most service sectors to 49% foreign ownership. However, subject to Bank of
Thailand permission, Thai banks may be majority foreign owned for a period of up to ten years. After ten years, the foreign investor may not participate in capital increases, ultimately leading to a dilution of their interest. Thai law limits ownership in insurance companies to 25% foreign ownership and securities businesses to 49% foreign ownership. The Thai government has negotiated free trade agreements that control these limits on a case by case basis for their trade partners. The U.S. is currently in the process of negotiating such a treaty, however, there can be no assurances that an agreement will be reached or what its terms will be.

     [In addition, the articles of association of certain Thai limited companies restrict the percentage of their equity securities that can be registered in the name of a foreign person. [Thai counsel to the Fund has advised the Fund that, although the matter is not entirely free from doubt given the lack of applicable judicial determinations, in such counsel's opinion, the Fund's investments in
Thailand through the Investment Plan will continue to be treated as investments by a Thai national and, therefore, the Fund's investments in Thai securities held through the Investment Plan will not be subject to restrictions on foreign investment imposed by such Thai laws or articles of association.] However, it is possible that Thai regulatory authorities may challenge the ability of the
Investment Plan to invest as a Thai national and that Thai companies that have reached the maximum foreign shareholdings permitted by law or their articles of association may refuse to register the transfer of securities subsequently purchased for the Investment Plan's portfolio. In such an event, disposition of the Investment Plan's shareholdings in excess of the maximum foreign ownership limitations may be required, or the Investment Plan might be terminated, and it is likely that the Fund would be adversely affected.]

                                       30

     [Certain Thai laws also restrict the percentage of shares in certain Thai companies that may be held by any one stockholder regardless of its nationality.
See "Appendix A: The Kingdom of Thailand--Markets for Thailand
Securities--Regulation." Certain companies are required to periodically examine their share registers, to report the results of such examinations to the Thai government authorities, to advise stockholders holding shares in excess of such limitations to dispose of their excess holdings and to withhold dividends and voting rights to the extent attributable to such excess holdings. The Investment
Plan is subject to such types of share ownership limitations imposed by Thai law.]

REGULATION OF THE INVESTMENT PLAN

     [The establishment and operation of the Investment Plan is subject to Thai regulation. Under the Securities and Exchange Act B.E. 2535 (A.D. 1992) (the
"Thai SEC Act"), only licensed securities companies with permission to engage in the business of investment management may establish and manage investment companies such as the Investment Plan. The Thailand Ministry of Finance ("MoF")
has the power to issue a new license, or to revoke an existing license in the event of the bankruptcy or insolvency of the licensee or if the MoF finds that the licensee is in a position, or manages its business in a manner, likely to cause grave injury to the public interest. MFC Asset Management Public Company
Limited is currently one of 49 institutions licensed to engage in the business of investment management.

     Under the Credit Foncier Act, the supervision of the business of investment management has been delegated to the Bank of Thailand (the "BoT"), which is empowered to issue rules and procedures with the approval of the MoF. On March
12, 1982, the BoT issued a Notification Re: Prescription of Rules and Procedures
for the Business of Investment Management (the "Procedures"), which provides comprehensive procedures for the establishment and management of Thai investment plans such as the Investment Plan. The Procedures require that approval be obtained from the BoT prior to the establishment of an investment plan and that the application for such approval describe certain principal features of the proposed investment plan, including information with respect to its duration, funding, investment objectives and policies, the duties and responsibilities of the Thai manager, a description of the units of beneficial interest representing interests in the investment plan, management fees and expenses, and liquidation procedures. The foregoing information must also be set forth in the prospectus relating to the investment plan, which must be approved by the BoT prior to its distribution. The BoT also must approve the investment contract establishing the investment plan and amendments to certain principal features thereof, including, in the case of the Investment Plan, increases in the amount of non-Thai or Baht denominated securities permitted to be held by the Investment Plan to above 20%
of its net assets, increases in the size of the Investment Plan beyond $215 million (except through appreciation), withdrawal of capital from the Investment
Plan (except for the payment of Fund expenses) and conversion of the Investment
Plan from a closed-end type to an open-end type.

     The Procedures also require that a depositary or custodian approved by the
BoT be appointed to hold the assets of the Investment Plan and prescribe categories of investments that may be held by an investment plan and investment diversification requirements that must be observed. Numerous rules and procedures regarding, among other things, computation and publication of net asset value and preparation of audited financial statements are also included.

     Pursuant to a subsequent BoT Notification, dated November 6, 1985 (the
"Notification"), a number of limitations contained in the Procedures will not apply to any investment plan if all holders of its units are not Thai nationals and have no domicile in Thailand and such units are paid for by funds brought to
Thailand from abroad. Accordingly since the Fund is its sole unitholder, the
Investment Plan is not subject to the following provisions of the Procedures, among others: (i) the requirement that there be at least 250 unitholders, (ii)
certain restrictions on investments in money market instruments, (iii) the requirement that specific proportions of any profit realized be credited to a reserve account and (iv) certain prohibitions on investments in corporate securities other than listed securities of companies having a minimum share capital of 10 million Baht, having been in operation for not less than three years and having net profits arising therefrom for not less than two years up to the end of the latest accounting period. The BoT has also granted certain exemptions from those portions of its Procedures and from certain foreign exchange control laws and regulations which would otherwise prohibit reinvestment of the Investment Plan's assets in non-Thai securities or instruments denominated in currencies other than Baht. These exemptions will permit investments in such securities and instruments, subject to foreign exchange control approval, so long as the same do not at any time exceed 20% of the Investment Plan's net assets and also will permit the

                                       31

Investment Plan's assets to be invested in certain foreign currency deposit accounts maintained with commercial banks in Thailand.

     Approval from the BoT for the Investment Plan, including approval of the
Investment Contract, was granted on [December 25, 1987]. Approval for the increase in the Investment Plan resulting from the Offer was granted by
Thailand's Securities and Exchange Commission (the "Thai SEC") on , 2006. The
BoT approval (in the absence of prior revocation) expires on December 25, 2012, at which time the Investment Plan will terminate, and its assets be liquidated, unless continuance thereof is approved by the Thai SEC.

     Although the Investment Plan is still governed by the BoT Notifications, after the enactment of the Thai SEC Act in 1992, the supervision of the business of mutual fund management was transferred from the BoT to the Thai SEC.]

EXCHANGE CONTROL

     [The currency transactions of the Fund and the Investment Plan will be subject to Thai foreign exchange control regulations. The Investment Contract provides that the Fund's Board of Directors may cause, at least annually, the distribution to the Fund of all the Investment Plan's income, that the Fund may partially liquidate the Investment Plan at any time to the extent necessary to pay any of the Fund's expenses, and that the Fund may invest up to 20% of the assets of the Investment Plan in non-Thai and non-Baht denominated securities and instruments. It will be necessary, however, to obtain the approval of the
Exchange Control Officer of the BoT prior to any conversion of funds of the
Investment Plan into currencies other than Baht or any transfer of funds outside of Thailand or for the account of a non-resident, including for distributions of income, the payment of expenses, or to permit reinvestment in non-Thai or non-Baht denominated securities and instruments or to export beneficial certificates representing Units outside of Thailand. Processing of export requests by authorized banks (banks authorized by the BoT to process foreign exchange transactions) is ordinarily a routine matter, provided that the supporting documentation for such export requests are completed. However, the actual processing of remittances, once export approval has been granted, may take considerable time. At the conclusion of its initial investment period of the proceeds of the Offer, substantially all of the Fund's assets will be held through the Investment Plan in Thai securities. If the Fund is unable to obtain funds from the Investment Plan necessary so that 90% of the Fund's income will be distributed to its stockholders each year, the Fund would not qualify for the dividends-paid deduction available to regulated investment companies and will be subject to a corporate-level tax on its income for such year. If the Fund is unable to obtain funds to pay its expenses outside of Thailand, it may become insolvent. If the Fund is unable to obtain funds to invest in non-Thai and non-Baht denominated securities and instruments, the Fund's performance may be adversely affected.

     Under the Thai Exchange Control Act, B.E. 2485 (1942), as amended, remittances of investment funds and foreign loans into Thailand are freely permitted without limit, but foreign exchange inflows must be surrendered to authorized banks or deposited in a foreign currency account within 15 days from the date of receipt in Thailand.]

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS OF THE FUND

     The Board of Directors of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Advisers to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the
Fund in a satisfactory manner.

     Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its stockholders.

                                       32

DIRECTORS AND OFFICERS OF THE FUND

     The Board of the Fund consists of nine Directors. Certain of these individuals also serve as directors or trustees for other funds advised by
Morgan Stanley Investment Advisors Inc. (the "Retail Funds") and certain of the funds advised by the U.S. Adviser and Morgan Stanley AIP GP LP (the
"Institutional Funds"). Seven Directors have no affiliation or business connection with the U.S. Adviser or any of its affiliated persons and do not own any stock or other securities issued by the U.S. Adviser's parent company,
Morgan Stanley. These are the "non-interested" or "Independent" Directors. The other two Directors (the "Management Directors") are affiliated with the U.S.
Adviser.

     The Independent Directors of the Fund, the age, address, term of office and length of time served, and principal business occupations during the past five years of each Director, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2005) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the U.S. Adviser and any funds that have an investment adviser that is an affiliated person of the U.S. Adviser (including, but not limited to,
Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP).

                                                                                       NUMBER OF
                                           TERM OF                                    PORTFOLIOS
                                           OFFICE                                       IN FUND
                              POSITION       AND                                        COMPLEX         OTHER
                                HELD      LENGTH OF                                    OVERSEEN    DIRECTORSHIPS
                                WITH        TIME       PRINCIPAL OCCUPATIONS DURING       BY           HELD BY
NAME, ADDRESS, AND AGE          FUND      SERVED**           PAST FIVE YEARS           DIRECTOR       DIRECTOR
----------------------        --------   ----------   -----------------------------   ----------   --------------

INDEPENDENT DIRECTORS
Michael Bozic (65)            Director   Since 2003   Private investor; Director or       197      Director of
c/o Kramer Levin Naftalis &                           Trustee of the Retail Funds                  various
Frankel LLP                                           (since April 1994) and the                   business
Counsel to the                                        Institutional Funds (since                   organizations.
Independent Directors                                 July 2003); formerly Vice
1177 Avenue of the Americas                           Chairman of Kmart Corporation
New York, NY 10036                                    (December 1998-October 2000),
                                                      Chairman and Chief Executive
                                                      Officer of Levitz Furniture
                                                      Corporation (November
                                                      1995-November 1998) and
                                                      President and Chief Executive
                                                      Officer of Hills Department
                                                      Stores (May 1991-  July
                                                      1995); formerly variously
                                                      Chairman, Chief Executive
                                                      Officer, President and Chief
                                                      Operating Officer (1987-1991)
                                                      of the Sears Merchandise
                                                      Group of Sears, Roebuck & Co.

                                       33

                                                                                       NUMBER OF
                                           TERM OF                                    PORTFOLIOS
                                           OFFICE                                       IN FUND
                              POSITION       AND                                        COMPLEX         OTHER
                                HELD      LENGTH OF                                    OVERSEEN     DIRECTORSHIPS
                                WITH        TIME       PRINCIPAL OCCUPATIONS DURING       BY           HELD BY
NAME, ADDRESS, AND AGE          FUND      SERVED**           PAST FIVE YEARS           DIRECTOR       DIRECTOR
----------------------        --------   ----------   -----------------------------   ----------   --------------

INDEPENDENT DIRECTORS
Edwin J. Garn (73)
1031 N. Chartwell Court       Director   Since 2003   Consultant; Director or             197      Director of
Salt Lake City, UT 84103                              Trustee of the Retail Funds                  Franklin
                                                      (since January 1993) and the                 Covey (time
                                                      Institutional Funds (since                   management
                                                      July 2003); member of the                    systems),
                                                      Utah Regional Advisory Board                 BMW Bank of
                                                      of Pacific Corp. (utility                    North
                                                      company); formerly Managing                  America,
                                                      Director of Summit Ventures                  Inc.
                                                      LLC (2000-2004) (lobbying and                (industrial
                                                      consulting firm); United                     loan
                                                      States Senator (R-Utah)                      corporation),
                                                      (1974-1992) and Chairman,                    Escrow Bank
                                                      Senate Banking Committee                     USA
                                                      (1980-1986), Mayor of Salt                   (industrial
                                                      Lake City, Utah (1971-1974),                 loan
                                                      Astronaut, Space Shuttle                     corporation),
                                                      Discovery (April 12-19,                      United Space
                                                      1985), and Vice Chairman,                    Alliance
                                                      Huntsman Corporation                         (joint
                                                      (chemical company).                          venture
                                                                                                   between
                                                                                                   Lockheed
                                                                                                   Martin and
                                                                                                   the Boeing
                                                                                                   Company) and
                                                                                                   Nuskin Asia
                                                                                                   Pacific
                                                                                                   (multilevel
                                                                                                   marketing);
                                                                                                   member of
                                                                                                   the board of
                                                                                                   various
                                                                                                   civic and
                                                                                                   charitable
                                                                                                   organizations.

Wayne E. Hedien (72)
c/o Kramer Levin Naftalis &   Director   Since 2003   Retired; Director or Trustee        197      Director of
Frankel LLP                                           of the Retail Funds (since                   The PMI
Counsel to the                                        September 1997) and the                      Group Inc.
Independent Directors                                 Institutional Funds (since                   (private
1177 Avenue of the Americas                           July 2003); formerly                         mortgage
New York, NY 10036                                    associated with the Allstate                 insurance);
                                                      Companies (1966-1994), most                  Trustee and
                                                      recently as Chairman of The                  Vice
                                                      Allstate Corporation (March                  Chairman of
                                                      1993-December 1994) and                      The Field
                                                      Chairman and Chief Executive                 Museum of
                                                      Officer of its wholly-owned                  Natural
                                                      subsidiary, Allstate                         History;
                                                      Insurance Company (July                      director of
                                                      1989-December 1994).                         various
                                                                                                   other
                                                                                                   business and
                                                                                                   charitable
                                                                                                   organizations.

Dr. Manuel H. Johnson (57)
c/o Johnson Smick Group, Inc. Director   Since 2003   Senior Partner, Johnson Smick       197      Director of
888 16th Street, N.W.                                 International, Inc., a                       NVR, Inc.
Suite 740                                             consulting firm; Chairman of                 (home
Washington, D.C. 20006                                the Audit Committee and                      construction);
                                                      Director or Trustee of the                   Director of
                                                      Retail Funds (since July                     KFX Energy;
                                                      1991) and the Institutional                  Director of
                                                      Funds (since July 2003);                     RBS
                                                      Co-Chairman and a founder of                 Greenwich
                                                      the Group of Seven Council                   Capital
                                                      (G7C), an international                      Holdings
                                                      economic commission;                         (financial
                                                      formerly Vice Chairman of the                holding
                                                      Board of Governors of the                    company).
                                                      Federal Reserve System and
                                                      Assistant Secretary of the
                                                      U.S. Treasury.

                                       34

                                                                                       NUMBER OF
                                           TERM OF                                    PORTFOLIOS
                                           OFFICE                                       IN FUND
                              POSITION       AND                                        COMPLEX         OTHER
                                HELD      LENGTH OF                                    OVERSEEN     DIRECTORSHIPS
                                WITH        TIME       PRINCIPAL OCCUPATIONS DURING       BY           HELD BY
NAME, ADDRESS, AND AGE          FUND      SERVED**           PAST FIVE YEARS           DIRECTOR       DIRECTOR
----------------------        --------   ----------   -----------------------------   ----------   --------------

INDEPENDENT DIRECTORS
Joseph J. Kearns (63)         Director   Since 2001   President, Kearns &                 198      Director of
c/o Kearns & Associates LLC                           Associates LLC (investment                   Electro Rent
PMB 754                                               consulting); Deputy Chairman                 Corporation
23852 Pacific Coast Highway                           of the Audit Committee and                   (equipment
Malibu, California 90265                              Director or Trustee of the                   leasing),
(63)                                                  Retail Funds (since July                     The Ford
                                                      2003) and the Institutional                  Family
                                                      Funds (since August 1994);                   Foundation
                                                      previously Chairman of the                   and the UCLA
                                                      Audit Committee of the                       Foundation.
                                                      Institutional Funds (October
                                                      2001-July 2003); formerly CFO
                                                      of the J. Paul Getty Trust.

Michael E. Nugent (69)        Director   Since 2001   General Partner of Triumph          197      None.
c/o Triumph Capital, L.P.                             Capital, L.P., a private
445 Park Avenue                                       investment partnership;
New York, NY 10022                                    Chairman of the Insurance
                                                      Committee and Director or
                                                      Trustee of the Retail Funds
                                                      (since July 1991) and the
                                                      Institutional Funds (since
                                                      July 2001); formerly Vice
                                                      President, Bankers Trust
                                                      Company and BT Capital
                                                      Corporation (1984-1988).

Fergus Reid (73)              Director   Since 2000   Chairman of Lumelite Plastics       198      Trustee and
c/o Lumelite Plastics                                 Corporation; Chairman of the                 Director of
Corporation                                           Governance Committee and                     certain
85 Charles Colman Boulevard                           Director or Trustee of the                   investment
Pawling, New York 12564                               Retail Funds (since July                     companies in
(73)                                                  2003) and the Institutional                  the JPMorgan
                                                      Funds (since June 1992).                     Funds
                                                                                                   complex
                                                                                                   managed by
                                                                                                   J.P. Morgan
                                                                                                   Investment
                                                                                                   Management
                                                                                                   Inc.

**   Each class of Directors has a term of office of three years.

     The Directors who are affiliated with the U.S. Adviser or affiliates of the
U.S. Adviser and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the management Director (as of December 31, 2005) and the other directorships, if any, held by the Director, is shown below.

                                                                                       NUMBER OF
                                           TERM OF                                    PORTFOLIOS
                                           OFFICE                                       IN FUND
                              POSITION       AND                                        COMPLEX         OTHER
                                HELD      LENGTH OF                                    OVERSEEN     DIRECTORSHIPS
                                WITH        TIME         PRINCIPAL OCCUPATIONS(S)         BY           HELD BY
NAME, ADDRESS, AND AGE          FUND      SERVED**        DURING PAST FIVE YEARS       DIRECTOR       DIRECTOR
----------------------        --------   ----------   -----------------------------   ----------   --------------

INTERESTED DIRECTORS
Charles A. Fiumefreddo (72)   Chairman   Since 2003   Chairman and Director or            197      None.
c/o Morgan Stanley Trust      and                     Trustee of the Retail Funds
Harborside Financial Center   Director                (since July 1991) and the
Plaza Two                                             Institutional Funds (since
Jersey City, NJ 07311                                 July 2003); formerly Chief
                                                      Executive Officer of the
                                                      Retail Funds (until September
                                                      2002).

                                       35

                                                                                       NUMBER OF
                                           TERM OF                                    PORTFOLIOS
                                           OFFICE                                       IN FUND
                              POSITION       AND                                        COMPLEX         OTHER
                                HELD      LENGTH OF                                    OVERSEEN    DIRECTORSHIPS
                                WITH        TIME         PRINCIPAL OCCUPATIONS(S)         BY           HELD BY
NAME, ADDRESS, AND AGE          FUND      SERVED**        DURING PAST FIVE YEARS       DIRECTOR       DIRECTOR
----------------------        --------   ----------   -----------------------------   ----------   --------------

INTERESTED DIRECTORS
James F. Higgins (58)         Director   Since 2003   Director or Trustee of the          197      Director of
c/o Morgan Stanley Trust                              Retail Funds (since June                     AXA
Harborside Financial Center                           2000) and the Institutional                  Financial,
Plaza Two                                             Funds (since July  2003);                    Inc. and
Jersey City, NJ 07311                                 Senior Advisor of Morgan                     The
                                                      Stanley (since August 2000);                 Equitable
                                                      Director of the Distributor                  Life
                                                      and Dean Witter Realty Inc.;                 Assurance
                                                      previously President and                     Society of
                                                      Chief Operating Officer of                   the United
                                                      the Private Client Group of                  States
                                                      Morgan Stanley (May                          (financial
                                                      1999-August 2000), and                       services).
                                                      President and Chief Operating
                                                      Officer of Individual
                                                      Securities of Morgan Stanley
                                                      (February 1997-May 1999).

*    Each Director serves an indefinite term, until his or her successor is elected.

**   Each class of Directors has a term of office of three years.

                                                              TERM OF
                                                            OFFICE AND
                                              POSITION(S)    LENGTH OF
                                               HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE OF EXECUTIVE OFFICER       FUND       SERVED**             PAST FIVE YEARS
-------------------------------------------   -----------   ----------   --------------------------------

Ronald E. Robison (67)                        President     President    President (since September 2005)
Morgan Stanley Investment Management Inc.     and           since 2005   and Principal Executive Officer
1221 Avenue of the Americas                   Principal     and          (since May 2003) of funds in the
New York, New York 10020                      Executive     Principal    Fund Complex; President (since
                                              Officer       Executive    September 2005) and Principal
                                                            Officer      Executive Officer (since May
                                                            since 2003   2003) of the Van Kampen Funds;
                                                                         Managing Director of Morgan
                                                                         Stanley, Morgan Stanley
                                                                         Investment Management and Morgan
                                                                         Stanley & Co. Incorporated;
                                                                         Managing Director and Director
                                                                         of Morgan Stanley Investment
                                                                         Advisors Inc.; Managing Director
                                                                         and Director (since May 2002) of
                                                                         Morgan Stanley Investment
                                                                         Management Inc.; Managing
                                                                         Director and Director (since
                                                                         January 2005) of Van Kampen
                                                                         Asset Management and Van Kampen
                                                                         Investments Inc.; Director,
                                                                         President (since February 2006)
                                                                         and Chief Executive Officer
                                                                         (since February 2006) of Morgan
                                                                         Stanley Services Company Inc.;
                                                                         Director of Morgan Stanley
                                                                         Distributors Inc., Morgan
                                                                         Stanley Distribution, Inc. and
                                                                         Morgan Stanley Trust; Director
                                                                         of Morgan Stanley SICAV (since
                                                                         May 2004).  Formerly, Executive
                                                                         Vice President (July 2003 to
                                                                         September 2005) of funds in the
                                                                         Fund Complex and the Van Kampen
                                                                         Funds; President and Director of
                                                                         the Institutional Funds (March
                                                                         2001-July 2003); Chief Global
                                                                         Operating Officer of Morgan
                                                                         Stanley Investment Management
                                                                         Inc.; Chief Administrative
                                                                         Officer of Morgan Stanley
                                                                         Investment Advisors Inc.; Chief
                                                                         Administrative Officer of Morgan
                                                                         Stanley Services Company Inc.
                                                                         (November 2003 to February 2006).

                                       36

                                                              TERM OF
                                                            OFFICE AND
                                              POSITION(S)    LENGTH OF
                                               HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE OF EXECUTIVE OFFICER       FUND       SERVED**             PAST FIVE YEARS
-------------------------------------------   -----------   ----------   --------------------------------

J. David Germany (51)                         Vice          Since 2006   Managing Director and Chief
Morgan Stanley Investment Management Inc.     President                  Investment Officer--Global Fixed
25 Cabot Square                                                          Income (since December 2005) of
Canary Wharf                                                             Morgan Stanley Investment
London, United Kingdom                                                   Advisors Inc., Morgan Stanley
E144QA                                                                   Investment Management Inc., Van
                                                                         Kampen Asset Management  and Van
                                                                         Kampen Advisors Inc.; Managing
                                                                         Director and Director of Morgan
                                                                         Stanley Investment Management
                                                                         Ltd.; Vice President (since
                                                                         February 2006) of the Retail and
                                                                         Institutional Funds.

Dennis F. Shea (52)                           Vice          Since 2006   Managing Director and Chief
Morgan Stanley Investment Management Inc.     President                  Investment Officer--Global Equity
1221 Avenue of the Americas                                              (since February 2006) of Morgan
New York, New York 10020                                                 Stanley Investment Advisors
                                                                         Inc., Morgan Stanley Investment
                                                                         Management Inc., Van Kampen
                                                                         Asset Management and Van Kampen
                                                                         Advisors Inc.; Vice President
                                                                         (since February 2006) of the
                                                                         Retail and Institutional Funds.
                                                                         Formerly, Managing Director and
                                                                         Director of Global Equity
                                                                         Research at Morgan Stanley.

Barry Fink (51)                               Vice          Since 2003   Managing Director of Morgan
Morgan Stanley Investment Management Inc.     President                  Stanley Investment Management,
1221 Avenue of the Americas                                              Morgan Stanley Investment
New York, New York 10020                                                 Advisors Inc. and Morgan Stanley
                                                                         Investment Management Inc.; Vice
                                                                         President of the Retail Funds
                                                                         and the Institutional Funds
                                                                         (since July 2003). Formerly,
                                                                         General Counsel (May
                                                                         2000-February 2006) of Morgan
                                                                         Stanley Investment Management;
                                                                         Secretary (October 2003 to
                                                                         February 2006), General Counsel
                                                                         (May 2004 to February 2006) and
                                                                         Director (July 1998 to January
                                                                         2005) of Morgan Stanley
                                                                         Investment Advisors Inc. and
                                                                         Morgan Stanley Services Company
                                                                         Inc.; Secretary and General
                                                                         Counsel of Morgan Stanley
                                                                         Investment Management Inc.
                                                                         (November 2002 to February
                                                                         2006); Secretary  and Director
                                                                         of Morgan Stanley Distributors
                                                                         Inc.; Secretary (February 1997
                                                                         to July 2003) and General
                                                                         Counsel (February 1997 to April
                                                                         2004) of the Morgan Stanley
                                                                         Retail Funds; Vice President and
                                                                         Assistant General Counsel of
                                                                         Morgan Stanley Investment
                                                                         Advisors Inc. and Morgan Stanley
                                                                         Distributors Inc. (February 1997
                                                                         to December 2001).

                                       37

                                                              TERM OF
                                                            OFFICE AND
                                              POSITION(S)    LENGTH OF
                                               HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE OF EXECUTIVE OFFICER       FUND       SERVED**             PAST FIVE YEARS
-------------------------------------------   -----------   ----------   --------------------------------

Amy R. Doberman (43)                          Vice          Since 2004   Managing Director and General
Morgan Stanley Investment Management Inc.     President                  Counsel (since July 2004); Vice
1221 Avenue of the Americas                                              President of the Retail Funds
New York, New York 10020                                                 and the Institutional Funds
                                                                         (since July 2004); Vice
                                                                         President of the Van Kampen
                                                                         Funds (since August 2004);
                                                                         Secretary (since February 2006)
                                                                         and Managing Director (since
                                                                         July 2004) of Morgan Stanley
                                                                         Investment Advisors Inc., Morgan
                                                                         Stanley Services Company Inc.,
                                                                         Morgan Stanley Investment
                                                                         Management Inc., Van Kampen
                                                                         Asset Management, Van Kampen
                                                                         Advisors Inc. and Van Kampen
                                                                         Investments Inc.; Secretary
                                                                         (since February 2006) of Morgan
                                                                         Stanley Distributors Inc. and
                                                                         Morgan Stanley Distribution,
                                                                         Inc.  Formerly, Managing
                                                                         Director and General
                                                                         Counsel--Americas, UBS Global
                                                                         Asset Management (July 2000 to
                                                                         July 2004).

Carsten Otto (42)                             Chief         Since 2004   Managing Director and U.S.
Morgan Stanley Investment Management Inc.     Compliance                 Director of Compliance for the
1221 Avenue of the Americas                   Officer                    U.S. Adviser (since October
New York, New York 10020                                                 2004); Managing Director and
                                                                         Chief Compliance Officer (since
                                                                         February 2005) of Morgan Stanley
                                                                         Investment Advisors Inc. and
                                                                         Morgan Stanley Investment
                                                                         Management Inc. and (since June
                                                                         2004) of Van Kampen Asset
                                                                         Management, Van Kampen Advisors
                                                                         Inc. and Van Kampen Investments
                                                                         Inc. Formerly, Assistant
                                                                         Secretary and Assistant General
                                                                         Counsel of the Retail Funds.

Stefanie V. Chang Yu (39)                     Vice          Since 2001   Executive Director of Morgan
Morgan Stanley Investment Management Inc.     President                  Stanley & Co. Incorporated,
1221 Avenue of the Americas                                              Morgan Stanley Investment
New York, New York 10020                                                 Advisors Inc., Morgan Stanley
                                                                         Investment Management Inc., Van
                                                                         Kampen Asset Management, Van
                                                                         Kampen Advisors Inc. and Van
                                                                         Kampen Investments Inc.; Vice
                                                                         President of the Retail Funds
                                                                         (since July 2002) and the
                                                                         Institutional Funds (since
                                                                         December 1997).  Formerly,
                                                                         Secretary of Van Kampen Asset
                                                                         Management Inc., Van Kampen
                                                                         Advisors Inc. and Van Kampen
                                                                         Investments Inc. (December 2002
                                                                         to February 2006); Secretary of
                                                                         Morgan Stanley Distribution,
                                                                         Inc. (October 2005 to February
                                                                         2006).

James E. Garrett (36)                         Treasurer     Treasurer    Head of Global Fund
Morgan Stanley Investment Management Inc.     and Chief     since 2002   Administration of Morgan Stanley
1221 Avenue of the Americas                   Financial     and Chief    Investment Management; Executive
New York, New York 10020                      Officer       Financial    Director of Morgan Stanley & Co.
                                                            Officer      Incorporated and the U.S.
                                                            since 2003   Adviser; Treasurer (since
                                                                         February 2002) and Chief
                                                                         Financial Officer (since July
                                                                         2003) of the Institutional Funds.

Michael J. Leary (38)                         Assistant     Since 2003   Assistant Director and Vice
J.P. Morgan Investor Services Co.             Treasurer                  President of Fund
73 Tremont Street                                                        Administration, JPMorgan
Boston, Massachusetts 10020                                              Investor Services Co. (formerly
                                                                         Chase Global Funds Services
                                                                         Company); formerly Audit Manager
                                                                         at Ernst & Young LLP.

Mary E. Mullin (38)                           Secretary     Since 1999   Executive Director of Morgan
Morgan Stanley Investment Management Inc.                                Stanley & Co. Incorporated,
1221 Avenue of the Americas                                              Morgan Stanley Investment
New York, New York 10020                                                 Advisors Inc. and Morgan Stanley
                                                                         Investment Management Inc.;
                                                                         Secretary of the Retail Funds
                                                                         (since July 2003) and the
                                                                         Institutional Funds (since June
                                                                         1999).

                                       38

                                                              TERM OF
                                                            OFFICE AND
                                              POSITION(S)    LENGTH OF
                                               HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE OF EXECUTIVE OFFICER       FUND       SERVED**             PAST FIVE YEARS
-------------------------------------------   -----------   ----------   --------------------------------

**   Each Officer serves an indefinite term, until his or her successor is elected.

     For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the U.S. Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2005, is shown on the following chart.

                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                  SECURITIES IN ALL REGISTERED
                                                                INVESTMENT COMPANIES OVERSEEN BY
                         DOLLAR RANGE OF EQUITY SECURITIES IN   DIRECTOR IN FAMILY OF INVESTMENT
                                       THE FUND                             COMPANIES
NAME OF DIRECTOR               (AS OF DECEMBER 31, 2005)            (AS OF DECEMBER 31, 2005)
----------------         ------------------------------------   --------------------------------

INDEPENDENT
Michael Bozic                                                             over $100,000
Edwin J. Garn                                                             over $100,000
Wayne E. Hedien                                                           over $100,000
Dr. Manuel H. Johnson                                                     over $100,000
Joseph J. Kearns(1)                                                       over $100,000
Michael E. Nugent                                                         over $100,000
Fergus Reid(1)                                                            over $100,000

INTERESTED
Charles A. Fiumefreddo                                                    over $100,000
James F. Higgins                                                          over $100,000

----------
(1)  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
     December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

     As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     The Board of Directors of the Fund has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit
Committee provides assistance to the full Board of Directors with respect to the engagement of the independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm, the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee of the Fund met seven times during the fiscal year ended December 31, 2005.

     The members of the Fund's Audit Committee are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael
Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an
"interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being "Independent Directors" or individually, an
"Independent Director"). Each Independent Director is also "independent" from the Fund as defined under the listing standards of the New York

                                       39

Stock Exchange. The current Chairman of the Audit Committee of the Fund is Dr.
Manuel H. Johnson and Joseph J. Kearns is the Deputy Chairman.

     The Board of Directors of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any committees of the Board and oversees periodic evaluations of the Fund's Board and its committees. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for the Fund, which was attached to the proxy statement for the Fund distributed in 2004. The members of the Fund's Governance
Committee are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The current Chairman of the Governance
Committee is Fergus Reid. The Fund's Governance Committee met two times during the fiscal year ended December 31, 2005.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Directors for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange.
While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under "--Stockholder
Communications."

     There were 13 meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2005. The Independent Directors of the Fund
also met three times during that period, in addition to the 13 meetings of the full Board. [For the 2005 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such Director was a member of the Board.]

STOCKHOLDER COMMUNICATIONS

     Stockholders may send communications to the Fund's Board of Directors.
Stockholders should send communications intended for the Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the
Board only at management's discretion based on the matters contained therein.

COMPENSATION OF DIRECTORS AND OFFICERS

     Each Independent Director receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each
Independent Director received an annual retainer fee of $168,000 for serving the
Retail Funds and the Institutional Funds. In addition, each Independent Director received $2,000 for

                                       40

attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Director who attended all six meetings received total compensation of $180,000 for serving the funds.

     The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit
Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the Funds' portfolios. Mr.
Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses the Independent Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the U.S. Adviser or an affiliated company receive no compensation or expense reimbursement from the
Fund for their services as a Director.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation
Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation paid to the Fund's
Directors by the Fund for the fiscal year ended December 31, 2005 and the aggregate compensation paid to each of the Fund's Directors by the Fund Complex
(which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

                                       41

                                                         NUMBER OF PORTFOLIOS IN THE
                                                         FUND COMPLEX FROM WHICH THE   TOTAL COMPENSATION FROM
                                AGGREGATE COMPENSATION        DIRECTOR RECEIVED           THE FUND COMPLEX
                                       FROM FUND               COMPENSATION(4)         PAYABLE TO DIRECTORS(4)
                                ----------------------   ---------------------------   -----------------------

NAME OF INDEPENDENT DIRECTOR
Michael Bozic(1)(2)........          $___________                    170                       $180,000
Edwin J. Garn(1)(2)........          $___________                    170                       $180,000
Wayne E. Hedien(1).........          $___________                    170                       $180,000
Manuel H. Johnson(1).......          $___________                    170                       $240,000
Joseph J. Kearns(1)(3).....          $___________                    171                       $217,000
Michael E. Nugent(1).......          $___________                    170                       $210,000
Fergus Reid(1)(2)..........          $___________                    171                       $215,000

NAME OF INTERESTED DIRECTOR
Charles A. Fiumefreddo.....          $___________                    170                       $360,000
James F. Higgins...........          $___________                    170                       $      0

----------
(1)  Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)  Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.

(3)  Includes amounts deferred for the election of the Director under the DC
     Plan.

(4)  Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     [As of December 31, 2005, the Directors and officers of the Fund as a group owned beneficially and of record less than 1% of the Fund's outstanding shares.]

     The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire and is elected at the annual meeting of stockholders. See "Common Stock."

     The Articles of Incorporation and the By-Laws of the Fund provide that the
Fund will indemnify directors, officers, employees or agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the "MGCL")
and the 1940 Act. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the 1940 Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2)
active and deliberate dishonesty established by a final judgment as being material to the cause of action adjudicated in the proceeding. Nothing in the
Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     To the knowledge of the management of the Fund, the following persons owned beneficially more than 5% of the Fund's outstanding shares at March 15, 2006.
This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

NAME AND ADDRESS OF BENEFICIAL OWNER         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP           PERCENT OF CLASS
------------------------------------         -----------------------------------------           ----------------

Newgate LLP                            1,548,267  shares  with  sole  voting  power  and  sole         11.7%
One Sound Shore Drive                  dispositive power(1)
Greenwich, Connecticut 06830

(1)  Based on a Schedule 13G filed with the Commission on January 27, 2006.

                                       42

MANAGEMENT UNDER THE INVESTMENT PLAN

     The Fund's advisory structure provides for a binational United
States-Thailand arrangement for furnishing management skills and investment advice to pursue the Fund's investment policy of investing primarily in equity securities of Thai companies. During the existence of the Investment Plan, pursuant to the Investment Contract between the Thai Adviser and the Fund, the
Thai Adviser has agreed to manage the Investment Plan, subject to the Seconding
Agreement among the Thai Adviser, the U.S. Adviser and the Fund. Pursuant to the
Seconding Agreement, the U.S. Adviser provides Seconded Staff to the Thai
Adviser.

     The Thai Adviser is MFC Asset Management Public Company Limited, a Thai
public limited company registered under the Advisers Act. The U.S. Adviser is
Morgan Stanley Investment Management Inc., a United States investment advisory firm registered under the Advisers Act.

     Under the Investment Contract together with the Seconding Agreement
(together, the "Management Agreements"), the Thai Adviser, through the Seconded
Staff, provides investment advice and, subject to the direction of the Fund's
Board of Directors, makes investment management decisions for the Investment
Plan. Under the Management Agreements, such Seconded Staff receives research information from the Thai Adviser as well as research information developed by such staff, and the U.S. Adviser provides investment advice and, subject to the direction of the Board of Directors, makes investment management decisions with respect to assets of the Fund held outside the Investment Plan.

     Under the terms of the Management Agreements, the Advisers have agreed to supervise the acquisition and disposition of the investments of the Fund held through the Investment Plan, as described above, in accordance with the Fund's investment objective and policies and guidelines and directions from the Fund's
Board of Directors. Under the Investment Contract, the Thai Adviser retains the legal title to all assets held by the Investment Plan and must hold such assets separate from its own assets, free and clear of all liens, claims and encumbrances and the Thai Adviser is also responsible for keeping all records in connection with the Investment Plan required by Thai law. Under the Seconding
Agreement, the U.S. Adviser must, in addition to providing management services as described above, maintain or cause to be maintained all books and records required by the 1940 Act to the extent such books and records are not maintained or furnished by the Fund's custodians or other agents.

     For its services under the Management Agreements, the Thai Adviser is entitled to be paid in Baht from the assets of the Fund and the Investment Plan, a fee computed weekly and payable monthly at an annual rate of 0.40% of the
Fund's first $50 million of average weekly net assets, 0.25% of the Fund's next
$50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million. The total advisory fees payable under the
Management Agreements are higher than advisory fees paid by most other U.S.
investment companies primarily because of the Fund's objective of investing in
Thai securities and additional time and expense required of the Advisers in pursuing such objective.

     Under the Management Agreements, the Advisers pay the salaries and expenses of those of the Fund's officers and employees, as well as fees and expenses of those of the Fund's Directors who are also their respective directors, officers or employees except that the Fund pays fees of the Advisory Council and bears travel expenses of officers and Directors of the Fund who are managing directors, officers or employees of the Advisers to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

     The Advisory Sections (as defined in the Investment Contract) of the
Investment Contract were initially in effect for a period of two years and continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors of the Fund who are neither parties to the
Investment Contract nor interested persons of the Thai Adviser, the U.S. Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund's Board of
Directors or the Fund's outstanding voting securities. The Advisory Sections may be terminated at any time without payment of penalty by the Fund, or by the Thai
Adviser, upon not less than 60 days' written notice. The Advisory Sections of the Investment Contract will automatically terminate in certain other circumstances, including in the event the Investment Contract is assigned, as defined under the 1940 Act.

                                       43

     The non-Advisory Sections of the Investment Contract will continue until
December 25, 2012, unless terminated earlier. The Investment Contract, including both the Advisory and non-Advisory Sections thereof shall terminate if (a) there is any transfer, assignment, or other disposition of the Fund's interest in the
Investment Plan or the delivery of a Unit to any person other than the Fund; (b)
the Thai Adviser notifies the Fund and the Thai Custodian that due to a change in Thai law, further operation of the Investment Plan in accordance with the
Investment Contract is, in the opinion of the Thai Adviser, illegal or infeasible having regard solely to the interest of the Fund; (c) the occurrence of certain calamities; (d) termination of the Thai Custodian pursuant to the
Thai Custody Agreement if no successor custodian is appointed; (e) termination of the Advisory Sections if no successor manager is appointed; and (f) in the event of bankruptcy of the Fund or the Thai Adviser. Upon termination of the
Investment Contract, the Investment Plan will be liquidated by a liquidator appointed by the Thai Adviser acting upon the instructions of the Board of
Directors of the Fund and the assets of the Fund will be managed pursuant to the
Fund Investment Agreement. See "The Fund Investment Agreement."

     The Seconding Agreement was initially in effect for a period of two years and continues in effect from year to year thereafter provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are neither parties to the Seconding
Agreement nor interested persons of the U.S Adviser or the Thai Adviser or the
Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Seconding Agreement may be terminated at any time without payment of penalty by the Fund, or by the U.S.
Adviser upon 60 days' written notice. The Agreement will automatically terminate
(a) in the event of its assignment, as defined under the 1940 Act; or (b) upon termination of the Investment Contract.

     The Management Agreements provide that the Advisers will not be liable for any act or omission, error judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Management Agreements relate, except for a loss resulting from willful misfeasance, bad faith or, gross negligence on the part of such Advisers in the performance of their respective duties, or from reckless disregard by the Advisers of their respective obligations or duties under the Management Agreements. [The Fund has been advised by its Thai counsel, Clifford Chance, that judgments rendered by non-Thai courts are not enforceable per se in Thailand but may be introduced as evidence in a separate action in a Thai court.]

     Under the Management Agreements, the Advisers are each permitted to provide investment advisory services to other clients, including clients who may invest in Thai securities, and, in providing such services, may use non-confidential information furnished by the other Adviser. Conversely, information furnished by others to the Advisers in the course of providing services to clients other than the Fund may be useful to the Advisers in providing services to the Fund.

THE THAI ADVISER

     MFC Asset Management Public Company Limited acts as Thai Adviser to the
Fund and as manager of the Investment Plan pursuant to the Investment Contract, subject to the provisions of the Seconding Agreement. MFC Asset Management
Public Company Limited was organized on March 14, 1975, as a company with limited liability under the laws of Thailand to carry on investment management activities. Its principal office is at 30th-32nd Floor, Lake Rajada Building,
193-195 Ratchadaphisek Road, Khlong-Toey, Bangkok 10110, Thailand. As of
December 31, 2005, the stockholders of MFC Asset Management Public Company
Limited and their percentage ownership were as follows:

NAME OF STOCKHOLDER   % OF OWNERSHIP
-------------------   --------------
Total..............       100.00

     The Industrial Finance Corporation of Thailand and Government Savings Bank
are each controlled by the government of Thailand through the MoF. Each of the
Thai Adviser, The Industrial Finance Corporation of Thailand and the MoF owns equity securities in certain Thai companies. As of December 31, 2005, Thai

                                       44

investments held by the Thai Adviser for its own account totaled the equivalent of approximately US$__________. See "Portfolio Transactions and Brokerage."

     MFC Asset Management Public Company Limited was established to provide a means for small investors to invest in securities through the creation of investment plans in Thailand. As of December 31, 2005, the assets of the investment plans managed by the Thai Adviser totaled US$___________. At December
31, 2005, the assets of the provident funds managed by the Thai Adviser for the benefit of approximately ___________ employees totaled US$___________. The Thai
Adviser also acts as manager for ___________ other investment plans that invest in Thai securities and are organized primarily for non-Thai investors. MFC Asset
Management Public Company Limited acts as registrar for its investment funds, which have about ___________ unitholders, and also acts as registrar and transfer and paying agent with respect to bonds issued by various leading Thai state enterprises.

     [Under its License and current SET regulations, the Thai Adviser is entitled to pay a brokerage commission with respect to its trades on the SET at the concessionary rates of [0.3% and 0.06]% for equity and debt securities, respectively, applicable to non-member brokers (instead of the usual fixed rates of [0.5% and 0.1]%, respectively) of the gross consideration. The Investment
Plan is entitled to the benefit of these concessionary rates in executing its orders. See "Appendix A: The Kingdom of Thailand--Markets for Thailand
Securities--The Secondary Market" and "Portfolio Transactions and Brokerage."
Commissions payable by the Thai Adviser in connection with transactions executed other than on the SET are at negotiated rates.]

THE U.S. ADVISER AND SUB-ADVISER

     Pursuant to the Seconding Agreement, and under the terms of a Fund
Investment Agreement, the Fund employs Morgan Stanley Investment Management
Inc., a wholly-owned subsidiary of Morgan Stanley, as U.S. Adviser. The U.S.
Adviser is a registered investment adviser under the Advisers Act. The U.S.
Adviser's principal address is 1221 Avenue of the Americas, New York, New York
10020.

     The U.S. Adviser provides portfolio management and named fiduciary services to taxable and non-taxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. At December 31, 2005, the U.S. Adviser, together with the other asset management subsidiaries and divisions of its parent had assets under management (including assets under fiduciary advisory control) totaling more than $___________ billion, including approximately $___________ billion in emerging markets. The U.S. Adviser currently acts as adviser for ___________
investment funds, including ___________ funds registered under the 1940 Act.

     The U.S. Adviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide. The U.S. Adviser draws upon the capabilities of its asset management specialists located in its various offices throughout the world, including New
York, London, Singapore, Tokyo and Mumbai. It also draws upon the research capabilities of Morgan Stanley and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the U.S.
Adviser utilizes.

     The sub-adviser is Morgan Stanley Investment Management Company (the
"Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, whose address is 23
Church Street, 16-01 Capital Square, Singapore 049481.

THE FUND INVESTMENT AGREEMENT; SUB-ADVISORY AGREEMENT

     Under the terms of the Fund Investment Agreement, the U.S. Adviser will make all investment decisions, prepare and make available research and statistical data, and supervise the purchase and sale of securities on behalf of the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies, under the direction and control of the Fund's Board of Directors. The
U.S. Adviser also will be responsible for maintaining records and furnishing or causing to be furnished all required records or other information of the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents. The U.S.
Adviser will pay the salaries and expenses of the Fund's officers and employees, as well as the fees and expenses of the Fund's Directors, who are directors, officers or employees of the U.S. Adviser or any of its affiliates. However, the
Fund will bear travel

                                       45

expenses or an appropriate fraction thereof of officers and Directors of the
Fund who are directors, officers or employees of the U.S. Adviser to the extent that such expenses relate to attendance at meetings of the Fund's Board of
Directors or any committee thereof.

     The Fund will pay all of its other expenses, including, among others, organization expenses (but not the overhead or employee costs of the Advisers);
legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental U.S. fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and share purchase plan;
costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

     For services under the Fund Investment Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the
Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next
$50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million. The Fund's advisory fees are higher than advisory fees paid by most U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required of the U.S. Adviser in pursuing the Fund's objective by investing in securities of Thai issuers. This investment objective entails additional time and expense because available public information concerning securities of Thai issuers is limited in comparison to that available for U.S.
companies and accounting standards are more flexible. In addition, available research concerning Thai issuers is not comparable to available research concerning U.S. companies.

     Under the Fund Investment Agreement, the U.S. Adviser is permitted to provide investment advisory services to other clients, including clients who may invest in emerging country equity securities. Conversely, information furnished by others to the U.S. Adviser in the course of providing services to clients other than the Fund may be useful to the U.S. Adviser in providing services to the Fund.

     The Fund Investment Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not
"interested persons" of the U.S. Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Fund Investment Agreement may be terminated at any time without payment of penalty by the Fund or by the U.S. Adviser upon 60 days'
written notice. The Fund Investment Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

     The Fund Investment Agreement provides that the U.S. Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Fund
Investment Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the U.S. Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Fund Investment Agreement.

     Pursuant to the Sub-Advisory Agreement, the Sub-Adviser has been retained, subject to the overall supervision of the U.S. Adviser, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to Thai issuers and to manage the portion of the Fund's portfolio invested in securities issued by issuers located in Thailand. The U.S. Adviser pays the Sub-Adviser on a monthly basis a portion of the advisory fees the U.S. Adviser receives from the Fund.

                                       46

     A discussion regarding the basis for the Board of Directors' approval of the Fund Investment Agreement and the Sub-Advisory Agreement is available in the
Fund's semi-annual report to stockholders for the period ended June 30, 2005.

PORTFOLIO MANAGER

     The Fund's assets are managed within the U.S. Adviser's Emerging Markets
Equity team. The team consists of portfolio managers and analysts. The member of the team primarily responsible for the day-to-day management of the Fund is
Sebestian Chia, a Vice President of the Sub-Adviser. Mr. Chia has been associated with the Sub-Adviser in an investment management capacity since April
2000 and joined the team managing the Fund in April 2000.

     Other Accounts Managed by the Portfolio Managers. As of December 31, 2005,
Mr. Chia managed two mutual funds with a total of $163.5 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the U.S. Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The U.S. Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

     Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

     Base Salary Compensation. Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the U.S.
Adviser.

     Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

     o    Cash Bonus;

     o    Morgan Stanley's Equity Incentive Compensation Program (EICP)
          Awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     o    Investment Management Deferred Compensation Plan (IMDCP) Awards--a
          mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the U.S. Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds he or she manages that are included in the IMDCP fund menu, which may or may not include the
          Fund;

     o    Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the U.S. Adviser or its affiliates; and/or (2) in
          Morgan Stanley stock units.

                                       47

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     o    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for the one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Bombay Stock Exchange (BSE)
          National Index. Other funds/accounts managed by the same portfolio manager may be measured against this same index, if appropriate, or against another index (or indices) that is deemed a more appropriate size-and/or style-specific to such fund/account as disclosed in such fund's/account's disclosure materials or guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts is described above under "Other Accounts Managed by the Portfolio Managers." Generally, the greatest weight is placed on the three- and five-year periods;

     o    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

     o    Contribution to the business objectives of the U.S. Adviser;

     o    The dollar amount of assets managed by the portfolio manager;

     o    Market compensation survey research by independent third parties;

     o    Other qualitative factors, such as contributions to client objectives;
          and

     o    Performance of Morgan Stanley and Morgan Stanley Investment
          Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Securities Ownership of Portfolio Managers. As of December 31, 2005, Mr.
Chia did not own any shares of the Fund.

THE ADMINISTRATOR

     Morgan Stanley Investment Management Inc. also serves as administrator to the Fund pursuant to the Administration Agreement. Under the Administration
Agreement, the administration fee is 0.08% of the Fund's average weekly net assets. As approved by the Board of Directors, Morgan Stanley Investment
Management Inc. has agreed to limit the administration fee so that it will be no greater than 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. The
Administration Agreement covers administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the
Administration Agreement, which were previously borne by Fund), except pricing services and extraordinary expenses.

     J.P. Morgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administration agreement, dated November 1, 2004, with Morgan Stanley Investment Management Inc. and receives compensation from
Morgan Stanley Investment Management Inc. for these services.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     [The Thai Adviser places orders for Thai securities to be held through the
Investment Plan and the U.S. Adviser places orders for securities to be held directly by the Fund. Transactions placed on the SET by the Thai Adviser are subject to the commission rates of [0.03% and 0.06]% for equity and debt securities, respectively,

                                       48

available to the Thai Adviser. See "Management of the Fund--The Thai Adviser"
and "Appendix A: The Kingdom of Thailand--Markets for Thailand Securities."

     The Thai Adviser places orders for securities to be purchased by the Fund.
The primary objective of the Thai Adviser in choosing brokers for the purchase and sale of securities for the Fund's portfolio will be to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution and the degree of skill required of the broker-dealer. The capability and financial condition of the broker may also be criteria for the choice of that broker. The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates
(including the U.S. Adviser or its affiliates). The Fund may utilize affiliates of the Thai Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the SEC when the
Thai Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Thai Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Thai Adviser acting as principal.

     The Thai Adviser on behalf of the Fund may place brokerage transactions through brokers, including Morgan Stanley & Co. Incorporated and its affiliates, who provide it with investment research services, including market and statistical information and quotations for the Fund's portfolio valuation purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Exchange Act.

     Research provided to the Thai Adviser in advising the Fund is in addition to and not in lieu of the services required to be performed by the Thai Adviser itself, and the Thai Adviser's fees are not reduced as a result of the receipt of such supplemental information. It is the opinion of the management of the
Fund that such information is only supplementary to the Thai Adviser's own research efforts, since the information must still be analyzed, weighed and reviewed by the Thai Adviser's staff. Such information may be useful to the Thai
Adviser in providing services to clients other than the Fund, and not all such information is necessarily used by the Thai Adviser in connection with the Fund.
Conversely, information provided to the Thai Adviser by brokers and dealers through whom other clients of the Thai Adviser effect securities transactions may prove useful to the Thai Adviser in providing services to the Fund.

     The Fund's Board of Directors reviews at least annually the commissions allocated by the Thai Adviser on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.]

     Brokerage commissions paid by the Fund for the fiscal years ended December
31, 2003, 2004 and 2005 were US$117,114, US$243,828 and US$179,936, respectively. For the fiscal years ended December 31, 2003, 2004 and 2005, the
Fund did not pay any brokerage commissions to affiliates.

                                 NET ASSET VALUE

     The Fund determines its net asset value no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on
NASDAQ, for which market quotations are available, are valued at the NASDAQ
Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

                                       49

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange.
Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the New York Stock Exchange, as determined in good faith under procedures established by the Board of Directors. All assets or liabilities of the Fund not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then are translated into U.S.
dollars at the prevailing foreign exchange rate on the date of valuation. The
Fund's obligation to pay any local taxes, such as withholding taxes on remittances from Thailand, are booked as a liability on the date the Fund recognizes income or marks-to-market its assets and has the effect of reducing the Fund's net asset value.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and any net realized capital gains. See "Taxation--U.S. Federal Income
Taxes." The Fund may elect annually to retain for reinvestment any net realized long-term capital gains.

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"),
each stockholder is deemed to have elected, unless the Plan Agent is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan
Agent"), in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan receive all distributions in cash paid by check in U.S.
dollars mailed directly to the stockholder by American Stock Transfer & Trust
Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for The Thai
Fund, Inc.

     The Plan Agent serves as agent for the stockholders in administering the
Plan. If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or to be purchased in the open market by the Plan Agent. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund's shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent uses all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and
August 15 of each year. No participant has any authority to direct the time or price at which the Plan Agent may purchase the Common Stock on its behalf. Any voluntary cash payments received more than thirty days prior to February 15 or
August 15 will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary

                                       50

cash payments to be received by the Plan Agent approximately ten days before
February 15 and August 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested. All voluntary cash payments should be made by check drawn on a U.S. bank (or a non-U.S. bank, if
U.S. currency is imprinted on the check) made payable to American Stock Transfer
& Trust Company payable in U.S. dollars and should be mailed to the Plan Agent for The Thai Fund, Inc. at American Stock Transfer & Trust Company, Dividend
Reinvestment and Cash Purchase Plan, 59 Maiden Lane, New York, New York 10038.

     The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased pursuant to the Plan.

     In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the
Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the
Plan.

     There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. However, each participant's account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant also pays brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions does not relieve participants of any income tax which may be payable on such dividends and distributions. See "Taxation--U.S. Federal Income Taxes."

     Experience under the Plan indicates that changes are desirable.
Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The Thai Fund, Inc. at American Stock Transfer & Trust
Company, Dividend Reinvestment and Cash Purchase Plan, 59 Maiden Lane, New York,
New York 10038.

                                    TAXATION

U.S. FEDERAL INCOME TAXES

RIGHTS

     The receipt and the exercise of the Rights should not be taxable for U.S.
federal income tax purposes. In general, if exercised, the tax basis of the
Rights received should be determined by allocating to the Rights a portion of the recipient's existing tax basis in its shares with respect to which the distribution is made. However, if the Rights have a fair market value, at the time of the distribution, of less than 15% of the fair market value of the shares with respect to which the distribution is made, the Rights will have a basis of zero unless the recipient elects otherwise.

     Generally, a stockholder will have a tax basis in any shares acquired upon exercise of the Rights equal to the Subscription Price plus the tax basis in the
Rights, if any. The holding period of the shares will commence on the date of the exercise.

                                       51

THE FUND

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the U.S. Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S.
federal, state, local and foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

     The Fund intends to continue to qualify as a "regulated investment company"
under Subchapter M of the Code. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code;
(b) diversify its holdings so that, at close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of any one such issuer and as to which the
Fund must not have held more than 10% of the outstanding voting securities of any one such issuer which includes for these purposes equity securities of a qualified publicly traded partnership, no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

     For purposes of the 90% of gross income requirement described above, the
Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income.

     As a regulated investment company, the Fund will not be subject to U.S.
federal income tax on its investment company taxable income that it distributes to its stockholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its stockholders; however, the Fund will be subject to tax on its income and gains, to the extent that it does not distribute to its stockholders an amount equal to such income and gains. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses.
The Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income. If necessary, the Fund intends to borrow money or liquidate assets to make such distributions. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its stockholders.

     Stockholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the stockholder as ordinary income regardless of whether the stockholder receives such payments in additional shares or in cash. For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations or "qualified foreign corporations" as "qualified

                                       52

dividend income," provided holding period and other requirements are met by the
Fund. Qualified dividend income will be taxed at the same rate as long-term capital gains. Generally, "qualified foreign corporations" are corporations that are either eligible for benefits of a comprehensive income tax treaty with the
United States or a corporation whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United
States. To be eligible for the reduced rate, a corporation paying the dividend cannot be a passive foreign investment company ("PFIC") in the year of distribution or the prior year.

     A dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     Since the Fund will not invest in the stock of domestic corporations, distributions to corporate stockholders of the Fund will not be entitled to the deduction for dividends received by corporations.

     As a regulated investment company, the Fund also will not be subject to
U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers, if any, that it distributes to its stockholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of up to 35% of the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. The Fund expects to designate amounts retained as undistributed capital gains in a notice to its stockholders who are stockholders of record as of the close of a taxable year of the Fund who, if subject to U.S.
federal income taxation (a) will be required to include in income for U.S.
federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a stockholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's income. Distributions of net long-term capital gains, if any, by the Fund are taxable to its stockholders as long-term capital gains whether paid in cash or in shares and regardless of how long the stockholder has held the Fund's shares. Such distributions of net long-term capital gains are not eligible for the dividends received deduction. Under the
Code, net long-term capital gains generally will be taxed at a rate no greater than 15% for individuals and 35% for corporations. Stockholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

     Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended
December 31, 2005, the Fund did not defer any post-October capital, currency and passive foreign investment company losses to January 3, 2006, for U.S. federal income tax purposes.

     Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.

     If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of action taken for the best investment of the principal of the Fund, and may therefore vary from year to year.

                                       53

     If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the
Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.
Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated income, and stockholders may receive dividends in an earlier year than would otherwise be the case.

     Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end.
In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year. Any dividend declared by the Fund in
October, November or December of any year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.

     The Fund will maintain accounts and calculate income by reference to the
U.S. dollar for U.S. federal income tax purposes. The majority of the Fund's investments will be maintained and income therefrom calculated by reference to
Thai Baht, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90%
distribution requirement and avoid the 4% excise tax.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the
Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

     Upon the sale or exchange of its shares, a stockholder will realize a taxable gain or loss depending upon the amount realized and the stockholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term if the stockholder's holding period for the shares is more than 12 months and otherwise will be short-term. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire after
December 31, 2008 absent further legislation. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such shares.

                                       54

     A repurchase by the Fund of shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any shares, and has not experienced a meaningful reduction in its proportionate interest in the Fund, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. If, in addition, the Fund has made such repurchases as part of a series of redemptions, there is a risk that stockholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the
Fund.

PASSIVE FOREIGN INVESTMENT COMPANIES

     If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources
(such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its stockholders. The
Fund would not be able to pass through to its stockholders any credit or deduction for such a tax. An election may generally be available that may ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and may require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. Dividends paid by PFICs will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

FOREIGN TAX CREDITS

     Income and gains received by the Fund from sources outside the United
States will be subject to withholding and other taxes imposed by Thailand and possibly other foreign countries. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if, as expected, more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations
(which should include obligations issued by government issuers), the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its stockholders. The Fund expects to make this election. As a consequence, each stockholder will be required to include in its income an amount equal to its allocable share of such income taxes paid by the Fund to a foreign country's government and the stockholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election. However, these stockholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by the Fund generally will not be subject to U.S.
federal income tax.

     The amount of foreign taxes that may be credited against a stockholder's
U.S. federal income tax liability will generally be limited, however, to an amount equal to the stockholder's U.S. federal income tax rate multiplied by its foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign source "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Stockholders should consult their own tax advisers with respect to making this election. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, the notification will designate (i) the stockholder's portion of the foreign taxes paid to each country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within the country. The U.S. foreign tax credit rules are complex. Stockholders should consult their own tax advisors concerning the U.S. foreign tax credit rules and the applicability of any relevant treaty rules.

                                       55

FOREIGN STOCKHOLDERS

     Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder's income from the Fund is
"effectively connected" with a United States trade or business carried on by the stockholder.

     In general, distributions (other than capital gain dividends) that are treated as dividends under the Code that are paid to a stockholder that is not a
"U.S. person" within the meaning of the Code (such stockholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30%
(or lower applicable treaty rate). However, effective for taxable years of the
Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person (the Fund at this time does not anticipate to generate a significant amount of qualified U.S. interest investment income) and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. In addition distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor)
in "U.S. real property holding corporations," will be treated as effectively connected income and generally subject to the rules discussed below. In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs may give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax and may be subject to withholding under future regulations.

     If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. citizens or domestic corporations. If the income from the
Fund is effectively connected with a U.S. trade or business carried on by a foreign investor that is a corporation, then such foreign investor also may be subject to the 30% branch profits tax.

     The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a)
whether their income from the Fund is or is not effectively connected with a
United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

NOTICES

     Stockholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year as to the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid)
by the Fund to its stockholders during the preceding taxable year.

BACKUP WITHHOLDING

     Amounts paid by the Fund to individuals and certain other stockholders who have not provided the Fund with their correct taxpayer identification number
("TIN") and certain certifications required by the IRS as well as stockholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%). An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Stockholder may be refunded or credited against such
Stockholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

                                       56

THAI TAXATION OF THE INVESTMENT PLAN

     [In general, in the absence of an applicable double taxation treaty, non-Thai companies not doing or deemed to be doing business in Thailand that own
Thai securities are subject to Thai income tax withholding at a rate of 10% in the case of dividends and 15% in the case of capital gains; however distributions of income and capital gains made by certain Thai investment plans to companies which are established under non-Thai law and which do not operate an active trade or business in Thailand will qualify for withholding at a rate of 10% on all distributions. In the opinion of Clifford Chance. Thai counsel to the Investment Plan and the Fund, all distributions made to the Fund by the
Investment Plan will be subject to Thai withholding at the rate of 10%. To the extent, however, that amounts otherwise distributable to stockholders are reinvested (pursuant to the Dividend Reinvestment and Cash Purchase Plan),
without any distributions being declared, credited or paid by the Investment
Plan to the Fund as Unitholder, such amounts will not be subject to the 10%
withholding tax. Payment of certain fees and expenses of the Fund and the
Investment Plan will be subject to Thai withholding tax at varying rates between
10%-15% if paid to a corporate recipient or at rates between 5%-37% if paid to a natural person, partnership or other non-juristic entity. To the extent that suppliers of services require the Fund to bear the cost of withholding applicable to payments of expenses and to the extent of any withholding taxes paid by the Fund on distributions arising from non-Thai securities, the Fund's expenses will be proportionately increased and the Fund's net asset value decreased.

     In the opinion of Thai counsel, neither the Investment Plan nor the Fund is subject to Thai income tax (other than the above- mentioned withholding tax on distributions) with respect to dividend and interest income arising from securities held by the Investment Plan or the Fund or with respect to capital gains arising from the sale or disposition of such securities. This opinion is based on Thai Counsel's conclusion that certain technical issues regarding Thai tax characterization of the Investment Plan and the Fund will be resolved in a favorable manner. The matter is not, however, entirely free from doubt given the lack of applicable judicial or legislative determinations, and Thai tax authorities could assert that the Investment Plan or the Fund or both should be subject to Thai income tax. In the opinion of Thai counsel, if such an assertion were made the matter should ultimately be resolved in a manner consistent with the tax consequences described above.

THAI TAXATION OF FUND STOCKHOLDERS

     [In the opinion of Thai counsel, stockholders in the Fund are not subject to Thai income tax with respect to (i) dividend and interest income of the
Investment Plan and the Fund; (ii) capital gains realized by the Investment Plan and the Fund; (iii) distributions from the Fund to stockholders; or (iv) gains realized by stockholders on the sale of their shares. Stockholders may be entitled to a reduction or credit against their United States income tax liability with respect to their prorate share of Thai withholding taxes paid on distributions to the Fund by the Investment Plan. See "United States Income
Taxes--Foreign Taxes."

     Shares of the Fund held by non-residents are not, in the opinion of Thai counsel, subject to any Thai or property tax.]

     THE U.S. FEDERAL AND THAI INCOME TAX DISCUSSION SET FORTH ABOVE IS A
SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE
INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH STOCKHOLDER IS ADVISED TO CONSULT
HIS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OF
PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE,
LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL
OR OTHER TAX LAWS.

                                  COMMON STOCK

     The authorized capital stock of the Fund is 30,000,000 shares of Common
Stock, $0.01 par value. Shares of the Fund, when issued in exchange for payment of the consideration therefor, will be fully paid and nonassessable and will have no conversion, preemptive or other subscription rights. Holders of Common
Stock are entitled to one vote per share on all matters to be voted upon by stockholders and may not cumulate their votes in the election of Directors.
Thus, holders of more than 50% of the shares voting for the election of
Directors have the power to elect

                                       57

100% of the Directors. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefor; however, the Fund's Board of
Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares. In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of the Fund may be entitled.

     Set forth below is information with respect to the Fund's Common Stock as of ___________, 2006:

                                                                     AMOUNT HELD BY THE
        TITLE OF ISSUE              AUTHORIZED      OUTSTANDING   FUND OR FOR ITS ACCOUNT
        --------------          -----------------   -----------   -----------------------

Common Stock, $0.01 par value   30,000,000 shares      shares              shares

     The Fund does not presently intend to offer additional shares of Common
Stock other than pursuant to the Offer, except that additional Common Stock may be issued under the Plan. Any other offerings of the Fund's shares will require approval of the Fund's Board of Directors and will be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's shares.

     The Fund's shares are listed and traded on the New York Stock Exchange. The following table shows the high and low closing prices on the New York Stock
Exchange per share of Common Stock and the high and low net asset value per share for each quarter since March 2004.

                           MARKET PRICE(1)   NET ASSET VALUE(2)
                           ---------------   ------------------
QUARTER ENDED                HIGH     LOW        HIGH    LOW
-------------               ------   -----      -----   -----
March 31, 2004..........    $11.80   $8.54      $9.33   $7.68
June 30, 2004...........    $10.35   $7.11      $8.61   $6.82
September 30, 2004......    $ 8.40   $7.13      $8.01   $6.92
December 31, 2004.......    $ 9.29   $8.44      $8.49   $7.31
March 31, 2005..........    $11.48   $9.30      $9.49   $8.38
June 30, 2005...........    $10.11   $9.25      $8.68   $8.02
September 30, 2005......    $10.10   $9.00      $8.71   $7.50
December 31, 2005.......    $ 9.90   $8.66      $8.56   $7.78
March 31, 2006..........    $        $          $       $

----------
(1)  As reported by the New York Stock Exchange.

(2)  Based on the Fund's computations.

     The closing market price and net asset value per share of the Fund's Common
Stock on __________, 2006 were US$________________ and US$___________, respectively, which represents a market price premium above net asset value of
___________%.

     The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their shares of Common Stock.
The Fund, however, may repurchase shares of Common Stock from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of the MGCL, the Fund may borrow to finance the repurchase of shares.
The payment of interest on borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940
Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

     The Fund's shares of Common Stock will trade in the open market at a price which is a function of several factors, including their net asset value and yield. The shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their net asset values. See
"Risk Factors and Special

                                       58

Considerations." There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this Prospectus or that the market price of the Fund's shares will equal or exceed net asset value. The Fund may from time to time repurchase its shares at prices below their net asset value or make a tender offer for its shares. While this may have the effect of increasing the net asset value of those shares that remain outstanding, the effect of such repurchases on the market price of the remaining shares cannot be predicted.

     Any offer by the Fund to repurchase shares will be made at a price based upon the net asset value of the shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and stockholders notified in accordance with the requirements of the Exchange Act and the 1940
Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the
Fund's Board of Directors, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the shares owned by such stockholder (or attributed to him for federal income tax purposes under
Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any service charges will not be deducted from the consideration paid for the tendered shares. During the period of a repurchase offer, the Fund's stockholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll free telephone number.

     The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

     The Fund's Articles of Incorporation, as well as the Fund's By-Laws, provide that the Fund's Board of Directors have the sole power to adopt, alter or repeal the Fund's By-Laws. The Directors will be divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, a Director may be removed from office only with cause and only by the affirmative vote of a majority of all votes entitled to be cast by
Fund's stockholders generally for the election of directors, and the affirmative vote of 75% or more of the Fund's outstanding shares is required to amend, alter or repeal the provisions in the Fund's Articles of Incorporation relating to amendments to the Fund's By-Laws and to removal of Directors. See "Management of the Fund--Directors and Officers of the Fund." These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board of Directors more difficult than if such provisions were not in place.

     The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation,
(3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act, (6)
issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights or (7) amend, alter or repeal the above provisions in the Fund's Articles of Incorporation. However, if such action has been approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law.
The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund

                                       59

and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure.
These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the current market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their Common Stock in preference to stock of the many mutual funds available.

     The Fund holds annual meetings as required by the rules of the New York
Stock Exchange. Under Maryland law and the Fund's By-Laws, the Fund is required to call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at such special meeting. Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The
Secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the
Fund's By-Laws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

               DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     American Stock Transfer & Trust Company (the "Transfer Agent") acts as the
Fund's dividend paying agent, transfer agent and the registrar for the Fund's
Common Stock. The principal address of the Transfer Agent is 59 Maiden Lane, New
York, New York 10038.

                                    CUSTODIAN

     JPMorgan Chase Bank, N.A. serves as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940
Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is 270 Park Avenue, New York, New York 10017.

                                 CODE OF ETHICS

     The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund. The Adviser is subject to a Codes of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the
Fund.

     THE CODES OF ETHICS MAY BE VIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE
ROOM IN WASHINGTON, D.C. INFORMATION ABOUT THE SEC'S PUBLIC REFERENCE ROOM MAY
BE OBTAINED BY CALLING THE SEC AT (202) 551-8090. THE CODES OF ETHICS ALSO MAY
BE AVAILABLE ON THE EDGAR DATABASE ON THE SEC'S WEBSITE, HTTP://WWW.SEC.GOV, OR
BE OBTAINED, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING TO: SEC'S PUBLIC REFERENCE SECTION, 100 F
STREET, NE, WASHINGTON, D.C. 20549. THIS REFERENCE TO THE WEBSITE DOES NOT
INCORPORATE THE CONTENTS OF THE WEBSITE INTO THIS PROSPECTUS.

                       PROXY VOTING POLICY AND PROCEDURES

     The Board of Directors has delegated to the U.S. Adviser authority to vote all proxies relating to the Fund's portfolio securities pursuant to the Fund's proxy voting policies and procedures, which are set out in Appendix C to

                                       60

this Prospectus. A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30 filed with the SEC and are available without charge on our web site at www.morganstanley.com/funds. The
Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov. This reference to the website does not incorporate the contents of the website into this Prospectus.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements included in the Fund's Annual Report to
Stockholders as of December 31, 2005 [will be incorporated by reference] into this Prospectus in reliance on the report of ___________, the Fund's independent registered public accounting firm, given on the authority of that firm, as experts in accounting and auditing. ___________'s principal address is
___________.

                                  LEGAL MATTERS

     With respect to matters of United States law, the validity of the Shares offered hereby will be passed on for the Fund by Clifford Chance US LLP, New
York, New York. Counsel for the Fund will rely, as to matters of Maryland law, on ___________, ___________. Certain matters concerning Thai law will be passed on by ___________, Bangkok, Thailand.

     The books and records of the Fund required under U.S. law are maintained at an office of the Fund in the United States and are subject to inspection by the
SEC.

                             ADDITIONAL INFORMATION

     Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, which is on file with the SEC.

                              FINANCIAL STATEMENTS

     The Fund's Annual Report for the fiscal year ended December 31, 2005 (the
"Annual Report") [will be incorporated herein by reference] with respect to all information other than the information set forth in the Chairman's Statement included therein. The Fund will furnish, without charge, a copy of its Annual
Report upon request by writing to The Thai Fund, Inc., c/o JPMorgan Chase Bank,
270 Park Avenue, New York, New York 10017, or by calling (800) 221-6726.

                                       61

                                                                      APPENDIX A

     The information set forth in this Appendix A has been extracted from various government, multi-national institutions and stock exchanges. The Fund, its Board of Directors and the Advisers make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify the statistical information presented in this Appendix A.
Furthermore, no representation is made that any correlation exists between the
Kingdom of Thailand or its economy in general and the performance of the Fund.

                             THE KINGDOM OF THAILAND

INTRODUCTION

     Thailand, formerly known as Siam, is located in Southeast Asia and is surrounded on the north and west by Myanmar (Burma), the north and east by Laos, the southeast by Cambodia, the south by the Gulf of Thailand and Malaysia and the southwest by the Indian Ocean. The total area of the country is approximately 513,000 square kilometers. Currently, the population of Thailand is estimated to be about 65.4 million. 75% of the country's population is Thai, while Chinese are the largest minority group, constituting 14% of the population.

POLITICS AND FOREIGN RELATIONS

     Government Organization. Thailand is a parliamentary representative constitutional monarchy. Under Thailand's system, the Prime Minister is the head of the government while legislative power is vested in the National Assembly, which is made up of the Senate and the House of Representatives. The Senate is a
non-partisan body made up of 200 members elected by their districts. The House of Representatives is made of 400 members elected by their districts and 100 members added through party lists. Thailand is made up of 76 provinces. Each province has a governor, however, only the governor of Bangkok is elected by popular vote.

     The current constitution was passed in 1997 after the Democratic Party came into power following the Asian Economic Crisis. The Asian Economic Crisis
occurred when international funds left the Thai currency and market, as well as those of several other Southeast Asian countries, causing a severe decrease in economic growth rates. This ultimately led to the devaluation of the Thai Baht in July of 1997. His Majesty King Bhumibol Adulyadej, Rama IX, who ascended the throne in 1946, is now a symbolic figure. However, he remains a respected symbol of national unity and provides an important and stabilizing influence in the country. Prior to 1997, Thailand operated as a constitutional monarchy.

     The Constitutional Court is the highest court of the land in Thailand. Its jurisdiction is limited to purely constitutional issues. The Senate nominates members who are then appointed by the King. The three tiers of the justice system are the Courts of First Instance, the Court of Appeals and the Supreme
Court of Justice. In the Thai system the trial court keeps no stenographic records and there is no discovery.

     The Thai Rak Thai ("TRT") party led by Thaksin Shinawatra came into power in January 2001, running on a platform of economic growth and development.
Thaksin Shinawatra was re-elected in February 2005 by a large majority.

ECONOMIC SYSTEM

     Economic Structure. The Thai economy relies primarily on exports, which constitute 60% of GDP. Thus, Thailand's economy relies largely on demand from the United States and other foreign markets. The majority of the Thai workforce works in the agricultural sector, in which Thailand is a major exporter in the world market. Thailand has a well developed manufacturing sector which drove its economic growth prior to the Asian Economic Crisis in 1997. Today, the growth of the Thai manufacturing industry is driven by the technology sector. Thailand's biggest export markets are North America, Japan and Europe. Thailand is a member of the World Trade Organization. The tourism industry has grown to represent a significant portion of the Thai economy, with 11.8 million tourists visiting
Thailand in 2004, constituting about 4% of the national economy.

                                      A-1

     Recent Economic Performance. Thailand appears to have recovered from the
Asian Financial Crisis that occurred in 1997. Prior to 1997, the Thai economy relied heavily on manufacturing as a source of growth. The current Thai economy relies primarily on exports, which constitute 60% of GDP. The government of
Thailand has made clear that it seeks to increase domestic demand, thus reducing reliance on foreign trade, while at the same time it also seeks to promote open markets and foreign investment. The Thai economy grew 6.9% in 2003 and 6.1% in
2004. The Thai government accomplished growth through a strong emphasis on international trade. In December 2004, a major tsunami caused massive destruction to much of southern Thailand, claiming thousands of lives. The
Tsunami caused a decline in the growth level of the Thai economy to 4.6% in
2005. Several other factors contributed to the decrease in the growth rate of the Thai economy, including higher oil prices and domestic factors such as a drought as well as the Bird Flu. Due to these factors, the economy experienced reduced growth, expanding only 3.2% and 4.6%, respectively in the first two quarters of 2005. The economy rebounded in the second half of the year, as levels of tourism and exports increased, leading to annual growth of 4.6% for
2005.

                            THAILAND: KEY INDICATORS

                                                      2000      2001     2002     2003    2004E/   2005 P/
                                                      YEAR      YEAR     YEAR     YEAR     YEAR      YEAR
                                                    -------   -------   ------   ------   ------   -------

OUTPUT, EMPLOYMENT AND PRICES
GDP (% change, previous year) ...................       4.8       2.2      5.3      6.9      6.1       4.2
Industrial production Index (2000=100) ..........     100.0     102.6    111.8    127.3    141.4        --
(% change, previous year) .......................       6.1       2.6      9.0     13.9     11.0        --
Unemployment rate (%) ...........................       3.6       3.3      2.4      2.2      2.1        --
Real wage growth (%)(1) .........................      -1.4     -0.57     -1.5      0.4     -0.4        --
Consumer price Index (% change, previous year) ..       1.7       1.6      0.6      1.8      2.8        --

PUBLIC SECTOR
Government balance (% GDP)(2) ...................      -2.2      -2.4     -1.4      0.4      0.1        --
Domestic public sector debt (% GDP)(3) ..........      39.8      39.9     38.8     37.1     37.7        --

FOREIGN TRADE, BOP AND EXTERNAL DEBT
Trade balance (US$ million) .....................     5,466     2,494    2,739    3,759    1,235        --
Exports of goods (fob, US$ million) .............    67,889    63,070   66,092   78,105   94,941        --
(% change, previous year) .......................      19.5      -7.1      4.8     18.2     21.6        --
Key exports: Rice and rubber
(% change in US$, previous year) ................       1.8      -8.1     15.9     37.1     32.5        --
Imports of goods (cif, US$ million) .............    62,423    60,576   63,353   74,346   93,706        --
(% change, previous year) .......................      31.3      -3.0      4.6     17.4     26.0        --
Current account balance (US$ million) ...........      9328      6205    7,008    7,965    6,640    -3,693
(% GDP) .........................................       7.5       5.4      5.5      5.6      4.0      -2.1
Foreign direct investment, net (US$
million)(4) .....................................      2813      3873    1,023    1,882      835        --
Total external debt (US$ million)(5) ............    79,715    67,509   59,459   51,783   51,312        --
(% GDP) .........................................      66.7      56.1     48.8     40.3     35.5        --
Short-term debt (US$ million)(5) ................     14694     13389   11,919   10,904   12,174        --
Debt service ratio (% exports of goods and
services)(6) ....................................      15.4      20.8     19.6     16.0      8.5        --
Reserves, including gold (US$ million) ..........   32661.3   33048.4   38,924   42,148   49,832        --
(months of imports of goods) ....................       6.3       6.5      7.4      6.8      6.3        --

FINANCIAL MARKETS
Domestic credit (% change, previous year)(6) ....        -8      -4.6      3.6      4.3      7.4        --
Short-term interest rate (average period)(7) ....       3.0       2.5      2.0      1.3      1.0        --
Exchange rate (average period) ..................      40.2      44.4     43.0     41.5     40.2        --
Real effective exchange rate (1994=100) .........      82.3      78.1     79.6     78.0     77.7        --
(% change, previous year) .......................      -3.4      -5.1      2.0     -2.1     -0.3        --
Stock market Index (Dec 1996=100) ...............     269.2     303.9    356.5    772.2    668.1        --
Memo: GDP (US$ billion) .........................     110.8     115.5    126.8    143.0    163.5     176.9

----------
Source: World Bank

e = estimate

p = projection

(1)  Average wage of employed person from Labor force survey, National
     Statistical Office.

(2)  Cash balance of central government.

                                      A-2

(3)  Include domestic central government (CG) debt, domestic debt of non-financial state enterprise and Financial institutions Development fund
     (FIDF) debt.

(4)  Non-Bank FDI

(5)  Source: Bank of Thailand

(6)  Include those extended by financial institutions

(7)  Average interest rates on time deposits of less than 6 months (percent per annum).

     Inflation. The increase in the Core Consumer Price Index was 1.6 percent for 2005, compared with 0.4 percent in 2004, while the Headline Consumer Price
Index rose by 4.5 percent in 2005.

                        INFLATION RATE (ANNUAL CHANGE %)

                                  2001   2002   2003   2004   2005
                                  ----   ----   ----   ----   ----
Headline Consumer Price Index..    1.6    0.7    1.8    2.7    4.5
Core Consumer Price Index......    1.3    0.4    0.2    0.4    1.6

----------
Source: Thailand Key Economic Indicators, Bank of Thailand

*    Statistics for 2005 are preliminary.

*    Excludes raw food and energy items from the consumer price Index basket.

EXCHANGE RATES

     [The Thai currency, the Baht, is convertible into foreign currencies subject to Bank of Thailand ("BoT") approval. The Baht is floated against a trade-weighted basket of foreign currencies, the composition of which is not made public, but of which the U.S. dollar appears to be dominant.

                                 EXCHANGE RATES

                                   2001    2002    2003    2004    2005
                                  -----   -----   -----   -----   -----
Baht/US$
End of period..................   44.24   43.20   39.63   28.80   40.99

----------
Source: Federal Reserve Statistical Release.

     Inward remittances of foreign exchange, including for purchases of securities, must be conducted through an authorized agent (i.e., a bank) and documented by completion of an Exchange Control Form. Ordinarily, the bank or the broker can complete the paperwork. Same day processing is usual. Outward remittances of foreign exchange and share certificates are permitted upon the approval of an authorized agent. Such approval is usually forthcoming in two to three weeks or more, depending on the complexity of the transaction upon review and justification for the remittance, but there is no assurance that any such remittances will be approved. Upon a sale of securities, the broker or custodian bank will calculate capital gains tax payable and withhold the applicable amount and pay it to the Revenue Department.]

                         MARKETS FOR THAILAND SECURITIES

              PRINCIPAL DATA ON THE SECURITIES EXCHANGE OF THAILAND

                                                                              CAPITAL
                                        TRADING VOLUME                       MOBILIZED
                                  -------------------------     YEAR-END    (NEW SHARE
         YEAR-END NO. OF QUOTED      DAILY                       MARKET     ISSUANCES-
         ----------------------     AVERAGE       MARKET        CAPITAL-      MARKET
                        NEWLY         (IN        VALUE (IN    IZATION (IN    VALUE)(IN
                        LISTED     MILLIONS      MILLIONS       BILLION      MILLIONS     MARKET P/E   DIVIDEND-
YEAR      COMPANIES   COMPANIES   OF SHARES)     OF BAHT)*      OF BAHT)     OF BAHT)    RATIO (X'S)   YIELD (%)
----     ----------   ---------   ----------   ------------   -----------   ----------   -----------   ---------

2001..       382           7        6439.83    1,577,757.97    1,607.31     108,244.76       4.92         2.06
2002..       389          18       8,356.91    2,047,442.23    1,981.37      71,719.82       6.98         2.72
2003..       408          21       2,220.98    4,670,281.49    4,789.86     170,182.37      13.65         1.81

                                      A-3

                                                                              CAPITAL
                                        TRADING VOLUME                       MOBILIZED
                                  -------------------------     YEAR-END    (NEW SHARE
         YEAR-END NO. OF QUOTED      DAILY                       MARKET     ISSUANCES-
         ----------------------     AVERAGE       MARKET        CAPITAL-      MARKET
                        NEWLY         (IN        VALUE (IN    IZATION (IN    VALUE)(IN
                        LISTED     MILLIONS      MILLIONS       BILLION      MILLIONS     MARKET P/E   DIVIDEND-
YEAR      COMPANIES   COMPANIES   OF SHARES)     OF BAHT)*     OF BAHT)      OF BAHT)    RATIO (X'S)   YIELD (%)
----     ----------   ---------   ----------   ------------   -----------   ----------   -----------   ---------

2004..       440          36       2,246.63    5,024,399.25    4,521.89     77,576.62       9.40         2.75
2005..       468          36       2,610.93    4,031,240.02    5,105.11    118,549.53       9.40         3.37

----------
Source: The Stock Exchange of Thailand

*    Excluding depository receipts, unit trusts, derivative warrants, debentures and convertible debentures from the calculation.

            YEARLY SECURITIES EXCHANGE OF THAILAND INDEX STATISTICS

 YEAR     HIGH      LOW    YEAR-END
 ----    ------   ------   --------
1996..   [56.34]  [30.85]   [32.44]
1997..   [33.78]   [7.71]    [7.97]
1998..   [13.09]   [5.02]    [9.60]
1999..   [15.04]   [8.35]   [12.83]
2000..   [56.34]  [30.85]   [32.44]
2001..   342.56   265.22    303.85
2002..   426.45   305.19    356.48
2003..   772.15   350.98    772.15
2004..   794.01   581.61    668.10
2005..   741.55   638.31    713.73

----------
Source: The Stock Exchange of Thailand.

BACKGROUND AND DEVELOPMENT

     Prior to 1962, securities trading in Thailand was undertaken privately by a few foreign securities firms. The first effort to set up an organized stock market was initiated by a private group and led to the establishment of the
Bangkok Stock Exchange in July 1962. Although there were 35 securities officially quoted, trading was concentrated in seven or eight securities, with an average annual transaction volume totaling approximately 50 million Baht during the period between 1964 and 1973.

     The growth of the primary market from 1962 to 1973 led to the promulgation of the Securities Exchange of Thailand Act (the "SET Act") in May 1974 and the
eventual establishment of the Securities Exchange of Thailand ("SET") as
Thailand's only officially recognized securities market. On April 30, 1975, securities trading on the SET was inaugurated, with a total of 16 securities listed, including two government bonds and 14 corporate securities.

     During the first decade of operation (1975-1985), trading volume on the SET was relatively low with an average daily turnover of approximately 60 million
Baht. The SET Index fluctuated within a narrow range of 70 to 270 points. The high growth period of the SET began in late 1986 with an increase in foreign investment. The average daily trading value increased sharply from 101 million
Baht in 1986 to 494 million Baht in 1987. The value of trading has continued to increase, with the amount reaching 16.4 Billion Baht in 2005. By the end of
2005, the SET Index stood at 713.73, an increase of more than 6.8% for the year.
The average daily turnover for 2005 was more than four trillion Baht. The total market capitalization increased to more than 5.1 trillion Baht. The SET is the only organized securities market in Thailand.

     Thailand's Securities and Exchange Commission (the "Thai SEC") conducts regular inspections on the SET to ensure proper execution of trading practices.
The Thai SEC inspects all relevant areas, including broker/member supervision, complaint handling, listed company supervision, fair access to information and trading systems, clearing and settlement systems, and enforcement and disciplinary actions on market participants. The Thai SEC then files reports listing all deficiencies with the board of the SET.

     The Thai SEC must approve all listing rules and must approve the trade of each security before it is offered.

                                      A-4

     On May 17, 2004, the SET established a subsidiary futures exchange, the
Thailand Futures Exchange ("TFEX"), on which the SET50 Index Futures were launched in 2005. The TFEX is the only futures exchange in Thailand.

REGULATION

     To initiate a new legal framework and mark a new era for the Thai capital market, on March 16, 1992, the Securities and Exchange Act B.E. 2535 (1992) or
the "Thai SEC Act" was promulgated and came into force on May 16, 1992 so as to reinforce the unity, consistency, and efficiency in supervision and development of the market. The enactment of the Thai SEC Act empowered the Thai SEC to be established as an independent state agency with responsibility for supervision and development of the capital market under the direction and guidance of the
Board of the Thai SEC. The Derivatives Act B.E. 2546 (2003) became effective on
January 6, 2004. It provided a regulatory framework for the Thai SEC to use in regulating the derivatives markets and to empower the Thai SEC to protect the financial integrity of the market.

     The authority to regulate the securities industry in Thailand resides primarily in the Thai SEC, the Ministry of Finance (the "MoF") and the Ministry
of Commerce (the "MoC"). The Thai SEC has the power to supervise, enforce and formulate and promulgate rules and regulations under the Thai SEC Act.
Furthermore, the Thai SEC will have the power to approve regulations promulgated by self regulatory organizations established under the Thai SEC Act. The MoF licenses brokers, dealers, underwriters and investment managers in consultation with the Thai SEC. The MoC has primary authority in implementing the formation and corporate governance of limited companies and public limited companies respectively and in overseeing the issuance of shares to the public and existing stockholders.

[FOREIGN INVESTMENT

     The aggregate percentage of the registered shares of certain Thai companies that may be owned by foreign stockholders is limited both by Thai law and restrictions contained in the articles of association of certain Thai companies.
To the extent that such limitations differ, the lower of the corporate or statutory limitation controls. The level of foreign shareholdings permitted by
Thai law varies depending, in part, upon the type of business enterprise involved. For example, the maximum statutory level of foreign ownership for banks or finance firms is 25%. Similarly, companies which own land are not permitted to have more than 49% foreign ownership. Depending upon the applicable statute, penalties for violation of limitations on foreign ownership include forfeiture of the shares or, in the case of real estate companies, penalties against the corporation itself. It is a criminal offense in Thailand for a Thai national to hold shares as a nominee for foreign persons in order to evade the laws limiting direct foreign ownership, the penalties for which include fines payable by both the Thai nominee and its foreign principal, and the MoC is empowered to close the business of any corporate entity found to be in violation thereof. Under the Commercial Banking Act and the Credit Foncier Act, banks, financial and credit foncier companies are required to periodically examine their share register to ensure compliance with the applicable limitation and report the results of their examination to the BoT. With respect to laws limiting foreign ownership administered by the MoC, there is no central authority responsible for monitoring and enforcing such limitation. The enforcement of restrictions contained in companies' articles of association are monitored by companies through their registrars. SET-quoted companies having articles of association which contain such a limitation are required to report the percentage of foreign ownership of their shares to the SET on a quarterly basis.

     When a foreign person acquires shares in a Thai company that are subject to limitations upon foreign ownership, such foreign purchaser can not be assured that the registration of transfer of the acquired shares will be permitted. The foreign person must purchase the shares and then attempt to have the shares re-registered in their name. If the maximum number of foreign-owned shares is already registered, the company will not re-register the newly acquired share in a foreign owner's name.

     On September 9, 1987 the SET established a new board on the SET on which only shares registered or registerable in the name of a foreign person will be permitted to trade in order to facilitate trading in shares with foreign holdings equal to or nearing the maximum allowed.

                                      A-5

     The SET is considering a proposal to allow companies whose securities are quoted on the SET to issue classes of non-voting shares which would not be subject to restrictions on direct foreign ownership either under Thai law or the company's articles of association. Such proposal, if adopted, would have to be recommended by the MoF and the Thai Council of Ministers and approved by the
Thai Parliament. Thai companies whose securities are quoted on the SET would also have to adopt amendments to their articles of association in order to implement such a proposal. If the proposal was adopted and implemented, the
Fund's Board of Directors would review whether investment in such securities by the Fund was appropriate. Implementation of a proposal to issue non-voting shares to foreign stockholders could result in price differentials among the shares traded on the SET's main board, the foreign board described above and the market for the non-voting shares.

     Trading gains on Thai securities are subject to Thai withholding tax which differs depending upon the nature of the income and the type of investor. For a discussion of the Thai tax treatment of the Investment Plan and the Fund see
"Taxation -- Taxation of the Investment Plan." With respect to taxation on passive foreign corporate investors, dividends are subject to a withholding tax of 10%. Dividends paid to foreign individual investors are subject to withholding tax at progressive rates applicable to such investors at personal income tax rates ranging from 5-37%. In the case of on-shore foreign investment funds, dividends paid to groups of foreign individual investors are subject to withholding tax at progressive rates applicable to such investor's personal income tax bracket, but not over 10%, and dividends paid from an on-shore foreign investment fund to institutional investors are subject to withholding tax at a 10% flat rate.

     For individual domestic and foreign investors there is no capital gains tax on securities transactions executed on the SET. For corporate foreign investors there is a 15% withholding tax on the capital although resident corporations of countries having tax treaties with Thailand may be exempt from such withholding or, if not exempt, may be able to recover all or some of this tax. At present,
Thailand has signed a treaty on double taxation avoidance with 26 countries, namely: Sweden, Japan, Norway, Denmark, Germany, France, the Netherlands,
Singapore, South Korea, Italy, Belgium, Pakistan, United Kingdom, Indonesia,
Malaysia, Philippines, Poland, Canada, Austria, India, Finland, the People's
Republic of China, Australia, Hungary, Sri Lanka and Vietnam.]

OVER-THE-COUNTER AND PRIVATE PLACEMENT MARKETS

     In addition to trading on the SET, there is also a small over-the-counter market in Thailand. The over-the-counter market consists of trading in the shares of a limited number of companies not quoted on the SET and trading in SET quoted securities by non-SET members. The BoT also repurchases, and several banks maintain a secondary market in, government bonds. [There is no substantial market for privately placed securities, although occasional transactions occur.](not from government website)

STRUCTURE OF TRADING ON THE SET

     The securities industry in Thailand is divided into different segments according to classes of licenses granted by the MoF. The MoF grants five classes of licenses: broker, underwriter, investment adviser, dealer and private fund manager and mutual fund manager. It is common for securities companies to hold more than one license and most members of the SET are licensed to engage in all activities other than investment management. [MFC Asset Management Public
Company Limited, the Fund's Thai Adviser, is one of only eight companies permitted to engage in investment management, i.e., establishing and managing investment plans.]

     In addition to the 49 members of the SET, there exist non-member brokers, or "sub-brokers," who can complete trades on the SET only through member firms.
Unlike member firms, non-member brokers are permitted to trade in listed securities in transactions off the SET without SET approval.

     [Until November 2, 1987, finance companies were permitted to invest up to
60% of their capital in securities; after that date, in response to the October stock market crisis, the BoT announced that such companies would be permitted, upon application to the BoT, to invest up to 100% of their capital in securities. Although this change is intended to increase the level of activity that such companies may undertake, there can be no assurance that this change will not result in periods of market price decline or in certain other circumstances adversely affecting the Thailand securities markets, and, as a result, the Fund.]

                                      A-6

     Investors in listed securities pay a commission, fixed by the SET at a rate not less than 0.2% of the value of a transaction for internet trades and not less than 0.25% for all other trades, not less than 0.10% of the value of a transaction involving warrants or warrants on investment units and for or investment units of a fixed income fund, warrants on such investment units or debt instruments, at a rate according to an agreement on rates of fees made with customers.

     [Both member and non-member brokers are permitted to provide margin financing to their customers that are not foreign investors, the maximum limit of which has been changed from time to time due to market conditions. Although margin financing by securities companies is regulated, such requirements are not applicable to loans from other financial institutions that are secured by securities.]

     The SET is an auction market without designated specialists. Trading is conducted Monday through Friday from 9:30 a.m. to 12:30 p.m. and 2:00 p.m. to
4:30 p.m. In addition to the foreign board, trading on the SET is divided into three boards, the main board for regular trading in equity securities, a second board for trading in big lots and a third board for odd lots. Trading on the main board is transacted between member firms, trading for their own account or for their customers, within the limits of competing bid and ask prices posted on the trading board. A member must take the first quote on the board corresponding to his offer or bid. Members are limited to trading up to twenty board lots at any one time, after which they must place their bid or ask offers below other members willing to buy or sell at the same price. A board lot is normally comprised of 100 shares. Transactions are concluded with the execution of a sales record between the buying and selling members.

     [When a member wishes to enter into a single transaction which exceeds the lower of 10 million Baht and 10% of the registered paid-up capital of the quoted company, the transaction is classified as a big lot and must be traded on the second board. All big lot transactions can only be completed with the approval of the SET, which could refuse to permit the trade if it would disrupt the market or if the sales price markedly deviates from the trading on the main board. Odd lots (less than one board lot), special lots (non-integral multiples of one board lot) and debentures are also traded on the second board.]

     On December 1, 1997, the SET introduced new floor and ceiling price limits for trading. The former limits allowed stock prices to fluctuate within a range of 10%, while the current limits allow prices of a stock to fluctuate within a range of 30 per cent of the previous closing price on the main board. However, if the market price is less than 1 Baht, stock prices may fluctuate within a range of 100% of the previous closing price. Ceiling and floor limits apply to each trading board utilizing the AOM system, with the exception of the foreign board.

     All trading transactions are cleared and settled within the third consecutive business day following the trading day (T+3). The clearing and settlement process is managed by the Thailand Securities Depository Co., Ltd.
(TSD), a wholly-owned subsidiary of the Exchange. The TSD is the only clearing house and central securities depository in Thailand, in addition to being the industry's main share registrar.

     The TSD sends a report on the day's net trading and net cash balance to its members via a computer network at approximately 6:30 p.m. each trading day.
Should the clearing house's computer system fail, a written report on trades and net cash balances is sent to the members on the following day.

[LISTING, DISCLOSURE AND REPORTING REQUIREMENTS

     Any company wishing to secure a listing on the SET must comply with a two-step procedure set out in the Thai SEC Act. The first step is to apply to the Office of the Thai SEC for approval of the public offer of shares and to submit a registration statement and draft prospectus to the Office of the Thai
SEC. The application for approval and the filing of the registration statement and prospectus may be done simultaneously. In this case both the period within which the Office of the Thai SEC considers the application for approval and the
"cooling off" period (i.e., the 45-day period prior to the date the prospectus becomes effective) will run simultaneously. Once this process is completed, the applicant must apply for the approval of the Board of Governors of the SET.

                                      A-7

     The SET Board of Governors has authority to prescribe rules and regulations with respect to listing of securities. However, such rules and regulations must be approved by the Thai SEC. The listing rules became effective on April 1, 1993
("Listing Rules").

     A number of significant changes to the rules on listing of securities were introduced with the promulgation of the Listing Rules. First, the distinction between so-called registered and authorized companies will gradually be eliminated. All companies whose securities are currently traded on the SET are required to have a minimum capitalization of 60 million Baht by March 12, 1996.
Hence, the possibility to have securities of newly-established companies listed has survived the overhaul of the listing rules but the conditions for listing have been upgraded. While the distinction between authorized and registered companies will be phased out, a new distinction is introduced with the possibility for companies located in a Provincial Zone (provincial companies) to be listed if requirements different than those of registered and authorized companies are met.

PROVINCIAL COMPANIES

     For companies to qualify as provincial companies they must have a minimum capital of at least 40 million Baht and must be located outside the Industrial
Estate Zone which is designated as Zone 1 by the Board of Investment
(encompassing the greater Bangkok area of Bangkok, Samutprakarn, Samutsakorn,
Nakonpathom, Nonthaburi and Patumthani). Although a company's head office may initially be in the Industrial Estate Zone the company may still qualify as a provincial company if, within one year of qualification, the company moves its head office to the Provincial Zone.

     Financial requirements for the list of provincial companies' securities include a required minimum market capitalization of 200 million Baht (as opposed to 500 million Baht for "ordinary" companies). Provincial companies must show a net profit of at least 15 million Baht for the last two years before the listing application may be filed. (Ordinary applications must show accumulated profits of at least 50 million Baht during three consecutive years preceding the listing application.)

QUALIFYING SECURITIES

     The Listing Rules permit the listing of ordinary and preferred shares, ordinary and convertible debentures and certificates representing the right to purchase shares or debentures.

     All these securities must be registered and not bearer securities and there may be no transfer restrictions other than those required by law. Shares are required to have a par value of 10 Baht each and must be paid up in full.
Debentures may be listed only if the total amount offered is at least 100 million Baht. Redemption or conversion of debentures (other than partial redemption or conversion) may only take place three years after the date of issue and the debentures must be rated by a credit rating agency approved by the
Office of the Thai SEC. Convertible debentures may only be issued by companies whose shares have been listed on the SET for at least one year.

     With respect to certificates, the Listing Rules require that the applicant's shares must have been listed on the SET for at least one year, the shares to be issued may not exceed 30% of the total paid-up capital; and the certificates must have a maturity of between one and three years.

SMALL STOCKHOLDERS

     The Listing Rules require a wide distribution of the shares to be listed.
In the case of an ordinary applicant there shall be 600 stockholders, each or which hold not more than 0.5% of the applicant's paid-up share capital. If the applicant has a paid-up capital of less than 500 million Baht, the "small"
stockholders shall together hold at least 30% of the paid-up capital. If the paid-up capital exceeds 500 million Baht, the small stockholders shall hold shares representing at least 25% of paid-up capital or at least 15 million shares, whichever is higher. An issuer with a paid-up capital exceeding [ ]
million Baht shall have small stockholders which hold at least the number of shares representing 20% of the paid-up capital or at least 25 million shares, whichever is higher, Applicants with a paid-up

                                      A-8

capital exceeding 2 billion Baht shall have small stockholders holding shares representing not less than 15% of paid-up capital or at least 40 million shares, whichever is higher.

     Allowances are made if shares are held by government agencies, certain state enterprises and other specifically designated entities (i.e., the shareholdings of these stockholders shall be deducted from the paid-up capital before the above ratios are calculated). In addition each 1% held by mutual funds or approved investment projects shall be deemed to be held by 10 stockholders (with a maximum of 100 stockholders).

     The distribution requirements for ordinary companies are relaxed with respect to provincial companies. Provincial companies are required to have 300 small stockholders only. If the applicant has paid-up capital of less than 500 million Baht, the small stockholders shall together hold at least 20% of the paid-up capital. If the paid-up capital exceeds 500 million Baht, the small stockholders shall hold shares representing at least 15% of paid-up capital or at least 10 million shares, whichever is higher. An issuer with a paid-up capital between 1 billion Baht and 2 billion Baht shall have small stockholders which hold at least the number of shares representing 12.5% of the paid-up capital or at least 15 million shares, whichever is higher. Applicants with paid-up capital exceeding 2 billion Baht shall have small stockholders holding shares representing not less than 10% of paid-up capital or at least 25 million shares, whichever is higher.

PUBLIC DISTRIBUTIONS

     The number of shares which need to be made available to the public depends again on the capitalization of the issuer. A distinction is made between companies with a paid-up capital of less than 500 million Baht and companies with a paid-up capital equal to or exceeding 500 million Baht. For companies with a paid-up capital of less than 500 million Baht, the number of shares representing at least 20% (as opposed to 15% for provincial companies) of paid-up capital must be made available. For companies with paid-up capital equal to or exceeding 500 million Baht the number shall represent at least 10% of paid-up capital or at least 10 million (as opposed to 7.5 million for provincial companies) shares, whichever is higher.

     Regardless of the amount of paid-up capital, at least 10% of the shares made available shall be newly-issued shares representing a value of at least 20 million Baht. The value is calculated with reference to the offer price of the shares.]

STOCK MARKET INDICES

     There are five different indices calculated for Thailand's stock market:

     o    SET Index - the SET Index includes all common shares and is weighted and calculated daily by the SET. The SET Index uses daily closing prices to calculate market value.

     o    Market for Alternative Investment (mai) Index - The mai Index includes all common stocks listed on the mai, except for those that have been suspended for more than 1-year. The mai Index is calculated using the same methodology as the SET Index. It was established on September 2,
          2002, when it was set at 100 points.

     o    Industry and Sectoral Group Indices - In addition to the SET Index, which is calculated from the prices of all common stocks on the main board, The SET also provides industry group indices and sectoral indices. Both are calculated from the prices of the common stocks from each industry group or sector. The industry groups were established on
          December 31, 2003, and were set at 100 points.

     o    SET50 Index and SET100 Index - The SET50 Index and the SET100 Index
          provide a benchmark for the Thai markets. They are calculated from the stock prices of the top 50 and 100 listed companies in The SET in terms of market capitalization and liquidity.

                                      A-9

     The calculation method is the same as that used for the SET Index. The
SET50 Index was formed on August 16, 1995 and the SET100 Index was established on April 30, 2005. Each was set at an original value of 1000. The value of each index is continually adjusted to correspond to changes in the values of its underlying securities.

                                      A-10

                                                                      APPENDIX B

                  DESCRIPTION OF VARIOUS FOREIGN CURRENCY AND
                 INTEREST RATE HEDGES AND OPTIONS ON SECURITIES
           AND SECURITIES INDEX FUTURES CONTRACTS AND RELATED OPTIONS

FOREIGN CURRENCY HEDGING TRANSACTIONS

     Foreign Currency Forward Contracts. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders
(usually large commercial banks).

     Foreign Currency Futures Contract. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. The Fund may enter into foreign currency futures contracts (or futures contracts with respect to interest rates or securities indexes (described below)) or related options only if (i) such transactions are entered into solely for bona fide hedging purposes, or (ii) if any such transactions are entered into for non-hedging purposes, the aggregate amount of initial margin deposits and option premiums on the Fund's then existing futures and related options positions would not exceed 5% of the fair market value of the Fund's total assets.

     The Fund may purchase and write call and put options on foreign currency futures contracts. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified exercise price at any time on or before the expiration date of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option
(plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily. To the extent the Fund purchases an option on a foreign currency futures contract any change in the value of such option would be reflected in the net asset value of the Fund.

     Options on Currencies. A put option purchased by the Fund on a currency gives the Fund the right to sell the currency at the exercise price until or at the expiration of the option. A call option purchased by the Fund gives the Fund the right to purchase a currency at the exercise price until or at the expiration of the option.

     Currency Hedging Strategies. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and related options in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when an
Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into an offsetting contract. Such offsetting transactions with respect to forward contracts must be effected with the currency trader who is a party to the original forward contract. Offsetting transactions with respect to futures contracts are effected on the same exchange on which the initial transaction occurred. The Fund will enter into such futures contracts and related options if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a futures contract or related option or that the opposite party to the forward contract will agree to the offset, in which case the Fund may suffer a loss.

     The Fund does not intend to enter into such forward or futures contracts to protect the value of its portfolio securities on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the performance of such contracts. The Fund also will not enter into such forward or

                                      B-1

futures contracts or maintain a net exposure to such contracts where the performance of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the Fund generally will not enter into a forward or futures contract with a term of greater than one year.

     The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

     While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward, futures or options contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the
Fund to risk of foreign exchange loss.

     Certain provisions of the Code may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. These transactions may also affect the character and timing of income and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes. See "Taxation--U.S. Federal Income Taxes."

INTEREST RATE FUTURES AND OPTIONS THEREON

     Interest Rate Futures Contracts. The Fund may enter into futures contracts on government debt securities for the purpose of hedging its portfolio against the adverse effects of anticipated movements in interest rates. For example, the
Fund may enter into futures contracts to sell U.S. Government Treasury Bills
(take a "short position") in anticipation of an increase in interest rates.
Generally, as interest rates rise, the market value of any fixed-income securities held by the Fund will fall, thus reducing the net asset value of the
Fund. However, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's fixed-income investments which are being hedged. The Fund may also enter into futures contracts to purchase government debt securities (take a "long position") in anticipation of a decline in interest rates. The Fund might employ this strategy in order to offset entirely or in part an increase in the cost of any fixed-income securities it intends to subsequently purchase.

     Options on Futures Contracts. The Fund may purchase and write call and put options on interest rate futures contracts which are traded on recognized exchanges and enter into closing transactions with respect to such options to terminate an existing position. The Fund may use such options in connection with its hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund enters into futures contracts. An option on an interest rate futures contract operates in the same manner as an option on a foreign currency futures contract (described above), except that it gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract instead of a currency futures contract. The Fund may purchase put options on futures contracts rather than taking a short position in the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options on futures contracts as a substitute for taking a long position in futures contracts to hedge against the increased cost resulting from a decline in interest rates of fixed-income securities which the Fund intends to purchase.
The Fund also may write a call option on a futures contract rather than taking a short position in the underlying futures contract, or write a put option on a futures contract rather than taking a long position in the underlying futures contracts. The writing of an option, however, will only constitute a partial hedge, since the Fund could be required to enter into a futures contract at an unfavorable price and will in any event be able to benefit only to the extent of the premium received.

     Risk Factors in Transactions in Interest Rate Futures Contracts and Options
Thereon. The Fund's ability to effectively hedge all or a portion of its fixed income securities through the use of interest rate futures contracts and options thereon depends in part on the degree to which price movements in the securities underlying the option or futures contract correlate with price movements of the fixed-income securities held by the Fund. In addition, disparities in the average maturity or the quality of the Fund's investments as compared to the financial instrument underlying an option or futures contract may also reduce the correlation in price movements. Transactions in options on futures contracts involve similar risks, as well as the additional risk that movements in the price of the option will not correlate with movements in the price of the underlying futures contract.

                                      B-2

OPTIONS ON SECURITIES AND SECURITIES INDEX FUTURES CONTRACTS AND RELATED OPTIONS

     Options on Securities. In order to hedge against market shifts, the Fund may purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered call options. A put option gives the holder the right to sell to the writer of the option an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated
exercise price. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund.

     The Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

     The Fund may purchase options on securities that are listed on securities exchanges or traded over the counter. In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase significantly above the exercise price, in the case of a call, to cover the premium and transaction costs. Because premiums paid by the Fund on options are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

     Securities Index Futures Contracts and Related Options. The Fund may, for
hedging purposes, enter into securities index futures contracts and purchase and write put and call options on stock index futures contracts, in each case that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the CFTC. A securities index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period.
Successful use of securities index futures will be subject to the Advisers'
ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Advisers' judgment in this respect will be correct.

     The Fund may enter into securities index futures contracts to sell a securities index in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When the Fund is not fully invested in accordance with its investment objectives and policies and anticipates a significant market advance, it may enter into futures contracts to purchase the index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

     The Fund may purchase and write put and call options on securities index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to written options in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a securities index futures contract operates in the same manner as an option on a foreign currency futures contract
(described below), except that it gives the purchaser the right, in return for the premium paid, to assume a position in a securities index futures contract instead of a currency futures contract.

                                      B-3

                                                                      APPENDIX C

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan
Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley
Investment Management Limited, Morgan Stanley Investment Management Company,
Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley
Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP,
Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van
Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the
MSIM registered management investment companies (Van Kampen, Institutional and
Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM
Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM
Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the
MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy.
In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the
MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass
Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM
Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A.
below) will carefully monitor and supervise the services provided by the
Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client
Proxy Standard. ISS has been retained to provide assistance to the MSIM
Affiliates in connection with voting their clients' non-U.S. proxies.

                                      C-1

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM
Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review
Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.   General.

     1.   Generally, routine management proposals will be supported. The following are examples of routine management proposals:

          o    Approval of financial statements, director and auditor reports.

          o    General updating/corrective amendments to the charter.

          o    Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2.   Proposals to eliminate cumulative voting generally will be supported;
          proposals to establish cumulative voting in the election of directors will not be supported.

     3.   Proposals requiring confidential voting and independent tabulation of voting results will be supported.

     4.   Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

     5.   Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

     6.   Proposals to require the company to expense stock options will be supported.

     7.   Open-ended requests for adjournment generally will not be supported.
          However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this
          Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

     8.   Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

     9.   Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

                                      C-2

ii.  Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     1.   The following proposals generally will be supported:

          o    Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

          o    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

     2.   Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

          (a)  If a company's board is not comprised of a majority of disinterested directors, a withhold vote will be made for
               interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

          (b)  If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit
               committees;

          (c)  A direct conflict exists between the interests of the nominee and the public shareholders;

          (d)  Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

          (e)  A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

          (f)  A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii. Auditors

     1.   Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

     2.   Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

     3.   Proposals to indemnify auditors will not be supported.

                                      C-3

iv.  Anti-Takeover Matters

     1.   Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported;
          proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

     2.   Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii)
          prohibits buyback offers to large block holders (holders of at least
          1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii)
          contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3.   Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          o    Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

          o    Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          o    Proposals to create a new class of preferred stock or for
               issuances of preferred stock up to 50% of issued capital.

          o    Proposals for share repurchase plans.

          o    Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          o    Proposals to effect stock splits.

          o    Proposals to effect reverse stock splits if management
               proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     2.   The following proposals generally will not be supported
          (notwithstanding management support).

          o    Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          o    Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          o    Proposals to create "blank check" preferred stock.

                                      C-4

          o    Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated
below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          o    Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          o    Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          o    Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

          o    Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2.   Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3.   Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

     4.   Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange
          Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

     2.   Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     i.   Corporate Transactions

          o    Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations)
               will be examined on a case-by-case basis. In all cases, Research
               Providers' research and analysis will be used along with MSIM
               Affiliates' research and analysis, including, among other things,
               MSIM internal company-specific knowledge. Proposals for mergers

                                      C-5

               or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

     ii.  Compensation

          o    Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance
               agreements that benefit management and would be costly to
               shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

          o    Proposals relating to Executive/Director stock option plans.
               Generally, stock option plans should be incentive based. The
               Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research
               Provider's recommendation. If the Proxy Review Committee
               determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a
               5% band above the Research Provider's threshold.

          o    Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     iii. Other

          o    Proposals for higher dividend payouts.

          o    Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

          o    Proposals for election of directors, where a director nominee is related to MSIM (i.e., on an MSIM Fund's Board of
               Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of
               Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the
               Van Kampen Board in advance of the shareholder meeting, the
               Committee will vote such shares pursuant to the Proxy Voting
               Policy.

          o    Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

          o    Proposals to limit directors' liability and/or broaden
               indemnification of directors. Generally, the Proxy Review
               Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV.  ADMINISTRATION OF POLICY

A. PROXY REVIEW COMMITTEE

     1.   The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

                                      C-6

          (a)  The Committee, which is appointed by MSIM's Chief Investment
               Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for
               establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

          (b)  The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

          (c)  The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the
               Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior
               shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d)  The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the
               Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global
               Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as
               applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be
               available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the
               Committee will consider all available information from the
               Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

          (e)  In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").
               The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review
               Committee) designated by the Proxy Review Committee, and MSIM's
               Chief Investment Officer or his/her designee. The Special
               Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the
               Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f)  The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the
               Special Committee, or their designee(s), for a period of at least
               6

                                      C-7

               years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and
               Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled
               Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the
               Board meeting.

          (g)  The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the
               Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things,
               ISS will vote proxies consistent with their decisions.

B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1.   If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2.   A material conflict of interest could exist in the following situations, among others:

          (a)  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

          (b)  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

          (c)  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

B.   PROXY VOTING REPORTS

          (a)  MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

          (b)  MSIM's legal department is responsible for filing an annual Form
               N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                      C-8

                               THE THAI FUND, INC.

                            PART C--OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

     (1) Financial Statements:

          Portfolio of Investments at December 31, 2005.+
          Statement of Assets and Liabilities at December 31, 2005.+
          Statement of Operations for the fiscal year ended December 31, 2005.+
          Statement of Changes in Net Assets for the fiscal year ended December
          31, 2005 and the fiscal year ended December 31, 2004.+
          Financial Highlights.+
          Notes to Financial Statements.+
          Report of Independent Registered Public Accounting Firm, dated
          February 13, 2006.+

----------
+    [To be incorporated by reference] from the Fund's Annual Report for the
     Year Ended December 31, 2005, filed on March 8, 2006.

     (2) Exhibits:

     (a)  (1)  Articles of Incorporation, as filed on June 10, 1987*

          (2)  Articles of Incorporation, as amended on September 9, 1987*

          (3)  Articles of Incorporation, as amended on October 13, 1987*

          (4)  Articles of Amendment, as filed on May 25, 1989*

     (b)  Amended and Restated By-Laws**

     (c)  Not applicable

     (d)  (1)  Specimen certificate for Common Stock, par value $.01 per share*

          (2)  Form of Subscription Certificate*

          (3)  Form of Notice of Guaranteed Delivery*

          (4)  Form of Nominee Holder Over-Subscription Exercise Form*

     (e)  Dividend Reinvestment and Cash Purchase Plan***

     (f)  Not applicable

     (g)  (1)  Fund Investment Agreement*

          (2)  Technical Assistance and Seconding Agreement among the Fund,
               Morgan Stanley Investment Management Inc. (formerly Morgan
               Stanley Asset Management Inc.) and MFC Asset Management Public
               Company Limited (formerly The Mutual Fund Public Company
               Limited)*

          (3)  Investment Contract between the Fund and MFC Asset Management
               Public Company Limited (formerly The Mutual Fund Public Company
               Limited)*

          (4)  Supplementary Agreement to the Investment Contract*

     (h)  Not applicable

     (i)  Not applicable

     (j)  (1)  Thai Custody Contract among the Fund, MFC Asset Management
               Public Company Limited (formerly The Mutual Fund Public Company
               Limited) and The Thai Farmers Bank Limited*

          (2)  Supplementary Agreement to Thai Custody Contract*

          (3)  Second Supplementary Agreement to the Thai Custody Contract*

          (4)  Third Supplementary Agreement to the Thai Custody Contract*

          (5)  Domestic Custody Agreement between the Fund and United States
               Trust Company of New York*

     (k)  (1)  Agreement for Stock Transfer Services*

          (2)  Administration Agreement*

          (3)  Form of Information Agent Agreement****

          (4)  Form of Subscription Agent Agreement****

     (l)  (1)  Opinion and Consent of Clifford Chance US LLP****

          (2)  Opinion and Consent of [________]****

          (3)  Opinion and Consent of Clifford Chance****

     (m)  Not applicable

     (n)  Consent of [______], Independent Registered Public Accounting
          Firm****

     (o)  Not applicable

     (p)  Not applicable

     (q)  Not applicable

     (r)  (1)  Code of Ethics of Morgan Stanley Investment Management*

          (2)  Code of Ethics of the Morgan Stanley Funds*

     (s)  Powers of Attorney*

----------
*    Filed herewith.

**   Incorporated by reference from Amendment No. 11 to the Fund's Registration
     Statement on Form N-2, filed on August 29, 2003.

***  Incorporated by reference from Amendment No. 9 to the Fund's Registration
     Statement on Form N-2, filed on October 18, 2000.

**** To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

     Not applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

U.S Securities and Exchange Commission Registration fees..................    $*
New York Stock Exchange listing fee.......................................     *
Printing (other than stock certificates)..................................     *
Engraving and printing stock certificates ................................     *
Auditing and accounting fees and expenses.................................     *
Legal fees and expenses...................................................     *
Information Agent's fees and expenses.....................................     *
Subscription Agent's fees and expenses....................................     *
Miscellaneous.............................................................     *
                                                                             ---
   Total..................................................................    $*
                                                                             ===

----------
*    To be filed by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES (AS OF MARCH 14, 2006)

                                                         NUMBER OF RECORD
                    TITLE OF CLASS                            HOLDERS
                    --------------                       ----------------
Common Stock, $0.01 par value.........................      13,282,573

ITEM 30. INDEMNIFICATION

     Section 2-418 of the General Corporation Law of the State of Maryland,
Article SEVENTH of the Fund's Articles of Incorporation, Article VII of the
Fund's Amended and Restated By-laws, the Investment Advisory and Management
Agreement and the Administration Agreement provide for indemnification.

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the
Investment Company Act of 1940, as amended (the "1940 Act").

     The Fund's charter authorizes the Fund, to the fullest extent permitted by
Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Fund's by-laws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the
1940 Act, to indemnify any present or former director or officer or any individual who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

     The Fund Advisory Agreement provides that neither the U.S. Adviser nor its officers, directors, employees, agents or controlling persons as defined in the
1940 Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered under the
Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the U.S. Adviser in the performance of its duties or by reason of reckless disregard on the part of the U.S. Adviser of its obligations and duties under the Fund Advisory Agreement.

     The Investment Contract provides that neither the Thai Adviser, the Thai
Adviser's officers, directors, employees, agents or any controlling persons as defined in the 1940 Act shall be subject to any liability for any act or omission, error of judgment or mistake of law or for any loss suffered by the
Fund in the course of, connected with or arising out of any services to be rendered under the Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Thai Adviser's duties or by reason of reckless disregard on the part of the Thai Adviser of the Thai Adviser's obligations and duties under the Investment Contract.

     The Technical Assistance and Seconding Agreement provides that neither the
Thai Adviser nor the U.S. Adviser, nor their respective officers, directors, employees, agents nor any controlling persons as defined in the 1940 Act shall be subject to any liability for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund in the course of, connected with or arising out of any services to be rendered under the Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's respective duties or by reason of reckless disregard by the respective Adviser of its obligations and duties under the
Technical Assistance and Seconding Agreement.

     The Administration Agreement provides that the Fund will indemnify and hold the Administrator, and third parties providing services for the benefit of the
Fund through arrangements with the Administrator, harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by such person resulting from any claim, demand, action or omission by it in the performance of its duties hereunder or under such arrangements with the
Administrator, or as a result of acting upon any instructions reasonably believed by any such person to have been executed by a duly authorized officer of the Fund or of the Fund's investment advisers, provided that the indemnification will not apply to actions or omissions of the Administrator, its officers, employees or agents in cases of its or their own gross negligence or willful misconduct.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the
Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities
Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The description of the business of Morgan Stanley Investment Management
Inc. is set forth under the caption "Management of the Fund" in the Prospectus forming part of this Registration Statement.

     The information as to the directors and officers of Morgan Stanley
Investment Management Inc. set forth in Morgan Stanley Investment Management
Inc.'s Form ADV filed with the Securities and Exchange Commission on December
15, 1981 (File No. 801-15757) and as amended through the date hereof is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:

     (1) the Registrant, The Thai Fund, Inc., c/o Morgan Stanley Investment
Management Inc., 1221 Avenue of the Americas, New York, New York 10020;

     (2) the Custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York,
New York 10017;

     (3) the Stockholder Servicing Agent, American Stock Transfer & Trust
Company, 59 Maiden Lane, New York, New York 10030; and

     (4) the Investment Adviser, Morgan Stanley Investment Management Inc., 1221
Avenue of the Americas, New York, New York 10020.

ITEM 33. MANAGEMENT SERVICES

     Not applicable.

ITEM 34. UNDERTAKINGS

     (1) Registrant undertakes to suspend the offering of its shares until it amends its prospectus if:

          (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of this Registration Statement; or

          (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     (2) Not applicable.

     (3) Not applicable.

     (4) Not applicable.

     (5) Registrant undertakes that:

          (a) for purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule
     497(h) under the Securities Act shall be deemed to be part of this
     Registration Statement as of the time it was declared effective; and

          (b) that for the purpose of determining any liability under the
     Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New
York, on the 17th day of March, 2006.

                                        THE THAI FUND, INC.

                                        By: /s/ RONALD E. ROBISON
                                            ------------------------------------
                                            Ronald E. Robison
                                            President and Principal Executive
                                            Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURES                            TITLE                      DATE
           ----------                            -----                      ----

(1)  Principal Executive Officer

/S/ RONALD E. ROBISON              President and Principal Executive   March 17, 2006
--------------------------------   Officer
Ronald E. Robison

(2)  Principal Financial Officer

/S/ FRANCIS J. SMITH               Treasurer and Chief Financial       March 17, 2006
--------------------------------   Officer (Principal Financial
Francis J. Smith                   Officer)

(3)  Majority of the Directors

Charles A. Fiumefreddo (Chairman)
James F. Higgins

/S/ BARRY FINK                     Director                            March 17, 2006
--------------------------------
Barry Fink
Attorney-in-Fact

Michael Bozic
Edwin J. Garn
Wayne E. Hedien
Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

/S/ CARL FRISCHLING                Director                            March 17, 2006
--------------------------------
Carl Frischling
Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
     (a)(1)   Articles of Incorporation, as filed on June 10, 1987*

        (2)   Articles of Incorporation, as amended on September 9, 1987*

        (3)   Articles of Incorporation, as amended on October 13, 1987*

        (4)   Articles of Amendment, as filed on May 25, 1989*

     (b)      Amended and Restated By-Laws**

     (c)      Not applicable

     (d)(1)   Specimen certificate for Common Stock, par value $.01 per
              share*

        (2)   Form of Subscription Certificate*

        (3)   Form of Notice of Guaranteed Delivery*

        (4)   Form of Nominee Holder Over-Subscription Exercise Form*

     (e)      Dividend Reinvestment and Cash Purchase Plan***

     (f)      Not applicable

     (g)(1)   Fund Investment Agreement*

        (2)   Technical Assistance and Seconding Agreement among the Fund,
              Morgan Stanley Investment Management Inc. (formerly Morgan Stanley
              Asset Management Inc.) and MFC Asset Management Public Company
              Limited (formerly The Mutual Fund Public Company Limited)*

        (3)   Investment Contract between the Fund and MFC Asset Management
              Public Company Limited (formerly The Mutual Fund Public Company
              Limited)*

        (4)   Supplementary Agreement to the Investment Contract*

     (h)      Not applicable

     (i)      Not applicable

     (j)(1)   Thai Custody Contract among the Fund, MFC Asset Management Public
              Company Limited (formerly The Mutual Fund Public Company Limited)
              and The Thai Farmers Bank Limited*

        (2)   Supplementary Agreement to Thai Custody Contract*

        (3)   Second Supplementary Agreement to the Thai Custody Contract*

        (4)   Third Supplementary Agreement to the Thai Custody Contract*

        (5)   Domestic Custody Agreement between the Fund and United States
              Trust Company of New York*

     (k)(1)   Agreement for Stock Transfer Services*

        (2)   Administration Agreement*

        (3)   Form of Information Agent Agreement****

        (4)   Form of Subscription Agent Agreement****

     (l)(1)   Opinion and Consent of Clifford Chance US LLP****

        (2)   Opinion and Consent of [________]****

        (3)   Opinion and Consent of Clifford Chance****

     (m)      Not applicable

     (n)      Consent of [________], Independent Registered Public
              Accounting Firm****

     (o)      Not applicable

     (p)      Not applicable

     (q)      Not applicable

     (r)(1)   Code of Ethics of Morgan Stanley Investment Management*

        (2)   Code of Ethics of the Morgan Stanley Funds*

     (s)      Powers of Attorney*

----------
*    Filed herewith.

**   Incorporated by reference from Amendment No. 11 to the Fund's Registration
     Statement on Form N-2, filed on August 29, 2003.

***  Incorporated by reference from Amendment No. 9 to the Fund's Registration
     Statement on Form N-2, filed on October 18, 2000.

**** To be filed by amendment.